UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-08953
Highland Floating Rate Fund

(Exact name of registrant as specified in charter)
NexBank Tower
13455 Noel Road, Suite 900
Dallas, Texas 75240

(Address of principal executive offices) (Zip code)
R. Joseph Dougherty
Highland Capital Management, L.P.
NexBank Tower
13455 Noel Road, Suite 900
Dallas, Texas 75240

(Name and address of agent for service)
registrant’s telephone number, including area code: (877) 665-1287
Date of fiscal year end: August 31
Date of reporting period: August 31, 2009
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Highland Floating Rate Fund

Annual Report

August 31, 2009

HIGHLAND FUNDS

managed by
Highland Capital Management, L.P.

Item 1. Reports to Stockholders.
The Report to Shareholders is attached herewith.

Highland Floating Rate Fund

TABLE OF CONTENTS

Portfolio Managers’ Letter	1
Fund Profile	3
Financial Statements	4
Investment Portfolio	5
Statement of Assets and Liabilities	12
Statement of Operations	13
Statements of Changes in Net Assets	14
Statement of Cash Flows	16
Financial Highlights	17
Notes to Financial Statements	21
Report of Independent Registered Accounting Firm	31
Additional Information	32
Important Information About This Report	36
Economic and market conditions change frequently.
There is no assurance that the trends described in this report will continue or commence.
A prospectus must precede or accompany this report. Please read the prospectus carefully before you invest.

PORTFOLIO MANAGERS’ LETTER

August 31, 2009	Highland Floating Rate Fund
Dear Shareholders:
Q: How has the Fund performed?
A: For the 12-month period ended August 31, 2009, the Fund’s Class A Shares returned -21.44%. That was less than the return of the Fund’s benchmark, the Credit Suisse (“CS”) Leveraged Loan Index (the “Index”), which was -0.85% for the period, and the Lipper Loan Participation Loan Category average, which was –13.39% for the period. During this same time period, the Standard & Poor’s (“S&P”) 500 Index returned –18.25%. The Fund’s strongest performers during the period included Sturm Foods, Inc.; Nyco Holdings; Wrigley Company; Travelport LLC and Dollar General Corporation. The weakest performers included Lake at Las Vegas Joint Venture; Ford Motor Company; Westgate Investments, LLC; Chronic Care Systems Medical, Inc. and Delphi Corporation.
Q: What was the investment environment like for corporate bank loans during the period?
A: The loan market during the twelve month period ended August 31, 2009 was characterized by unprecedented volatility. The Index fell to a low of 61.65 in December 2008 only to spend the next eight months rallying back to 81.87 by August 31, 2009. This volatility primarily was driven by technical factors generated by the turmoil in the financial sector. September of 2008 brought stunning news within the global financial sector including: Fannie Mae and Freddie Mac being put into conservatorship, the collapse of Lehman Brothers, the AIG bailout, Bank of America’s purchase of Merrill Lynch, volatility in LIBOR and other interbank rates, and a host of global financial regulators taking monumental efforts to stabilize and restore confidence in the global financial system and economy. This uncertainty and other factors resulted in sellers outnumbering willing buyers and created a systematic deleveraging, particularly in the hedge fund community. This impacted the senior secured bank loan market along with markets for other assets. During calendar year 2009 to date, the technical environment strengthened, forced selling decreased dramatically and the amount of new issue loans declined while the demand for loans increased thanks to issuers paying down debt through bond exchanges, tender offers and repayments. This increased cash in the market was augmented by new investors finding the depressed trading levels attractive and entering the market, pushing the bid up. In addition to the improved technical environment, during the summer of 2009, macroeconomic and issuer fundamentals began to show signs of bottoming accompanied by a slight improvement.
Q: How is the Fund currently positioned?
A: As of August 31, 2009, the Fund is approximately 98.37% loans, 0.21% equities and 1.42% other corporate debt, as a percentage of investments. With regards to diversification, the Fund is currently invested in approximately 24 industries and 151 issuers.
Q: What is your outlook?
A: We believe that the next fiscal year will be driven more by defaults than earnings. We think the collapse during the second half of 2008 and the rally experienced during the first half of 2009 were largely technical in nature but will evolve into a fundamentally driven, credit pickers market. We remain constructive on the asset class and believe good buying opportunities remain for diligent investors. We hope that the continued stability in the global economic environment leads to continued stabilization in the loan market. The loan market may continue to bifurcate, with well collateralized loans continuing to trade well and those facing economic and fundamental headwinds trading poorly. We believe that issuers will continue to bring amendments to lender groups in an effort to stay within covenants, which will improve the economics of the loans to the lenders.
We thank you for your investment in the Fund.

Brad Means, CFA	Greg Stuecheli, CFA
Partner & Senior	Partner & Senior
Portfolio Manager	Portfolio Manager
Brad Means and Greg Stuecheli have been portfolio managers of the Highland Floating Rate Fund since December 31, 2008.
Annual Report | 1

PORTFOLIO MANAGERS’ LETTER

August 31, 2009	Highland Floating Rate Fund
Just like any other investment, floating rate loan investments present financial risks. Defaults on the loans in the portfolio could reduce the Fund’s net asset value and its distributions, as could nonpayment of scheduled interest and principal. Prepayment of principal by a borrower could mean the Fund’s managers have to replace the loan with a lower-yielding security, which could affect the valuation of the portfolio’s holdings.
The Fund is a continuously offered, closed-end management investment company and provides limited liquidity through a quarterly tender offer for between 5% and 25% of outstanding shares. Each quarter, the Fund’s trustees must approve the actual tender. Please read the Funds’ prospectus carefully for more details.
The Fund may invest a high percentage of assets in a limited number of loans, so the default of any individual holdings can have a greater impact on the Fund’s net asset value than could a default in a more diversified portfolio.
Floating rate loans are not covered by FDIC insurance or other guarantees relating to timely payment of principal and interest.
Since economic and market conditions change frequently, there can be no assurance that the trends described here will continue or that the forecasts will come to pass. The opinions expressed are those of the contributor and are subject to change.
Prior investment returns are not indicative of future results.
2 | Annual Report

FUND PROFILE

Highland Floating Rate Fund
Objective
The Fund seeks to provide a high level of current income, consistent with preservation of capital.
Net Assets as of August 31, 2009
     $605.3 million
Portfolio Data as of August 31, 2009
The information below provides a snapshot of the Fund at the end of the reporting year. The Fund is actively managed and the composition of its investment portfolio will change over time.

Quality Breakdown as of 08/31/09 (%)*

A	0.4
Baa	3.2
Ba	25.0
B	61.5
Caa or lower	5.7
NR	4.2

Top 5 Sectors as of 08/31/09 (%)*

Healthcare	12.7
Cable/Wireless Video	11.7
Broadcasting	5.9
Retail	5.3
Diversified Media	5.3

Top 10 Holdings as of 08/31/09 (%)*

Broadstripe, LLC (Senior Loans)	6.1
Talecris Biotherapeutics Holdings Corp. (Senior Loans)	2.2
CCS Medical, Inc. (Senior Loans)	2.1
LifeCare Holdings (Senior Loans)	1.9
Sacher Funding Ltd. (Foreign Denominated Senior Loans)	1.7
Univision Communications, Inc. (Senior Loans)	1.6
Young Broadcasting, Inc. (Senior Loans)	1.5
Travelport, LLC (Senior Loans)	1.4
Westgate Investments, LLC (Senior Loans)	1.4
Lake at Las Vegas Joint Venture (Senior Loans)	1.2

*	Quality is calculated as a percentage of total senior loans, notes and bonds. Sectors and holdings are calculated as a percentage of total assets.
Annual Report | 3

FINANCIAL STATEMENTS

August 31, 2009	Highland Floating Rate Fund

A guide to understanding the Fund’s financial statements

Investment Portfolio	The Investment Portfolio details all of the Fund’s holdings and their value as of the last day of the reporting period. Portfolio holdings are organized by type of asset and industry to demonstrate areas of concentration and diversification.

Statement of Assets and Liabilities	This statement details the Fund’s assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all the Fund’s liabilities (including any unpaid expenses) from the total of the Fund’s investment and non-investment assets. The net asset value per share for each class is calculated by dividing net assets allocated to that share class by the number of shares outstanding in that class as of the last day of the reporting period.

Statement of Operations	This statement details income earned by the Fund and the expenses accrued by the Fund during the reporting period. The Statement of Operations also shows any net gain or loss the Fund realized on the sales of its holdings during the period, as well as any unrealized gains or losses recognized over the period. The total of these results represents the Fund’s net increase or decrease in net assets from operations.

Statements of Changes in Net Assets	These statements demonstrate how the Fund’s net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and distributions reinvestments) during the reporting period. The Statements of Changes in Net Assets also detail changes in the number of shares outstanding.

Statement of Cash Flows	This statement reports net cash and foreign currency provided or used by operating, investing and financing activities and the net effect of those flows on cash and foreign currency during the period.

Financial Highlights	The Financial Highlights demonstrate how the Fund’s net asset value per share was affected by the Fund’s operating results. The Financial Highlights also disclose the classes’ performance and certain key ratios of the Fund (e.g., class expenses and net investment income as a percentage of average net assets).

Notes to Financial Statements	These notes disclose the organizational background of the Fund, certain of its significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.
4 | Annual Report

INVESTMENT PORTFOLIO

August 31, 2009	Highland Floating Rate Fund

Principal Amount ($)		Value ($)
US Senior Loans (a) — 67.8%
AEROSPACE — 1.7%
	AWAS Capital, Inc.
	First Lien Term Loan,
5,018,119	2.38%, 03/24/13	4,432,680
	Second Lien Term Loan,
1,090,864	6.63%, 03/15/13	509,979
	Continental Airlines, Inc.
	Tranche A-1 Term Loan,
285,714	4.04%, 06/01/11	241,667
	Tranche A-2 Term Loan,
714,286	4.04%, 06/01/11	604,168
	Delta Air Lines, Inc.
	Credit-Linked Deposit Loan,
2,410,000	2.19%, 04/30/12	2,180,050
	Second Lien Term Loan,
980,000	3.53%, 04/30/14	774,813
	US Airways Group, Inc.
3,197,753	Term Loan, 2.76%, 03/21/14	1,740,121

		10,483,478

BROADCASTING — 4.3%
	All3Media Intermediate Ltd.
2,883,246	Facility B1, 2.75%, 08/31/14	1,960,608
	ComCorp Broadcasting, Inc.
	Revolving Loan, PIK,
248,993	17.50%, 10/03/12 (b) (c)	157,812
	Term Loan, PIK,
2,490,963	17.50%, 04/03/13 (b) (c)	1,578,772
	FoxCo Acquisition Sub, LLC
3,582,626	Term Loan, 7.25%, 07/14/15	2,973,580
	Univision Communications, Inc.
	Initial Term Loan,
12,443,254	2.51%, 09/29/14	9,802,547
	Young Broadcasting, Inc.
19,520,239	Term Loan, 11/03/12 (d)	9,540,517

		26,013,836

CABLE/WIRELESS VIDEO — 8.2%
	Broadstripe, LLC
	First Lien Term Loan, PIK,
44,354,942	06/30/11 (b) (d)	38,449,207
	Revolver,
1,428,203	06/30/11 (b) (d)	1,238,609
	Revolver, DIP,
1,381,615	7.25%, 12/31/09 (b) (e)	1,374,431
	Charter Communications Operating, LLC
	New Term Loan,
2,244,304	6.25%, 03/05/14	2,091,882
	Northland Cable Television, Inc.
	First Lien Term Loan B,
4,825,000	4.27%, 12/22/12	3,787,625
	Second Lien Term Loan,
4,000,000	8.26%, 06/22/13	2,500,000

		49,441,754

Principal Amount ($)		Value ($)
CHEMICALS — 0.6%
	Ashland, Inc.
	Term B Borrowing, 7.65%,
147,496	05/13/14	150,938
	Nalco Co.
2,000,000	Term Loan, 6.50%, 05/13/16	2,038,750
	Solutia, Inc.
1,496,203	Term Loan, 7.25%, 02/28/14	1,486,230

		3,675,918

CONSUMER NON-DURABLES — 0.1%
951,004	BioTech Research Labs/Philosophy Merger Sub, Inc. First Lien Term Loan, 2.27%, 03/16/14	632,418

DIVERSIFIED MEDIA — 3.1%
	Cedar Fair, L.P.
	U.S. Term B Loan,
779,878	4.26%, 08/30/14	761,356
	U.S. Term Loan,
215,092	2.26%, 08/30/12	208,532
	Cengage Learning Acquisitions, Inc.
1,500,000	Term Loan, 07/03/14 (f)	1,297,912
	Cydcor, Inc.
	First Lien Tranche B Term Loan,
2,925,000	9.00%, 02/05/13	2,751,328
	DTN, Inc.
	Tranche C Term Loan, 5.47%,
1,640,063	03/10/13	1,582,661
	Endurance Business Media, Inc.
	Second Lien Term Loan,
2,000,000	01/26/14 (d)	705,000
	Term Loan,
2,725,785	07/26/13 (d)	2,112,483
	Harland Clarke Holdings Corp.
	Tranche B Term Loan, 2.86%,
2,992,366	06/30/14	2,462,164
	Metro-Goldwyn-Mayer, Inc.
	Tranche B Term Loan,
6,296,446	3.51%, 04/09/12	3,574,964
	Tranche B-1 Term Loan,
1,994,898	3.51%, 04/09/12	1,132,653
	Regal Cinemas Corp.
	New Term Loan, 4.35%,
2,213,911	10/27/13	2,206,816

		18,795,869

ENERGY — 2.2%
	Coffeyville Resources, LLC
	Funded Letter of Credit,
194,458	8.75%, 12/28/10	193,729
	Tranche D Term Loan,
1,557,952	8.75%, 12/30/13	1,552,110
	Monitor US Finco, Inc.
	Second Lien Term Loan,
919,772	01/11/15 (b) (d)	—
	Resolute Aneth, LLC
	Second Lien Term Loan, 4.99%,
4,000,000	06/26/13	2,700,000
See accompanying Notes to Financial Statements. | 5

INVESTMENT PORTFOLIO (continued)

August 31, 2009	Highland Floating Rate Fund

Principal Amount ($)		Value ($)
US Senior Loans (continued)
ENERGY (continued)
	Value Creation, Inc.
	Term Loan, PIK, 12.50%,
8,381,664	02/15/10	4,840,411
	Venoco, Inc.
	Second Lien Term Loan, 4.31%,
5,063,152	05/07/14	3,854,325

		13,140,575

FINANCIAL — 0.6%
	Checksmart Financial Co.
	Second Lien Term Loan,
2,500,000	05/01/13 (d)	312,500
	HUB International Ltd.
	Delayed Draw Term Loan,
219,665	2.76%, 06/13/14	201,818
	Initial Term Loan,
2,772,703	2.76%, 06/13/14	2,547,421
	Online Resources Corp.
800,000	Term Loan, 2.76%, 02/21/12	618,000

		3,679,739

FOOD/TOBACCO — 4.7%
	Aramark Canada Ltd.
	Canadian Term Loan, 2.47%,
3,900,000	01/26/14	3,666,000
	Dole Food Co., Inc.
	Credit-Linked Deposit,
258,289	7.37%, 04/12/13	260,509
	Tranche B Term Loan,
451,513	8.00%, 04/12/13	455,394
	DS Waters of America, Inc.
2,758,333	Term Loan, 2.52%, 10/29/12	2,516,979
	Pinnacle Foods Finance, LLC
2,900,000	Term Loan, 3.03%, 04/02/14	2,690,954
	Solvest, Ltd.
	Tranche C Term Loan, 8.00%,
1,682,379	04/12/13	1,696,839
	Sturm Foods, Inc.
	First Lien Initial Term Loan,
5,201,924	3.06%, 01/31/14	4,794,432
	Second Lien Initial Term Loan,
7,312,500	07/31/14 (f)	5,539,219
	WM Bolthouse Farms, Inc.
	First Lien Term Loan,
944,792	2.56%, 12/16/12	920,880
	Second Lien Term Loan,
2,500,000	5.76%, 12/16/13	2,314,587
	Wm Wrigley Jr. Co.
	Tranche B Term Loan, 6.50%,
3,405,000	09/30/14	3,456,075

		28,311,868

FOREST PRODUCTS/CONTAINERS — 0.1%
	Boise Paper Holdings, LLC
	Second Lien Term Loan, 9.25%,
1,000,000	02/23/15	857,500

Principal Amount ($)		Value ($)
GAMING/LEISURE — 4.6%
	Fontainebleau Florida Hotel, LLC
	Tranche C Term Loan, 10.00%,
9,000,000	06/06/12 (d)	5,175,000
	Ginn LA Conduit Lender, Inc.
	First Lien Tranche A Credit-Linked
	Deposit, 8.33%,
8,648,045	06/08/11 (d) (g)	691,844
	First Lien Tranche B Term Loan,
18,530,803	6.20%, 06/08/11 (d) (g)	1,482,464
	Lake at Las Vegas Joint Venture
	Revolving Loan Credit-Linked
	Deposit Account,
12,527,233	06/20/12 (d)	595,044
14,098,694	Term Loan DIP, 9.76%	7,754,282
	Term Loan, PIK,
126,476,195	06/20/12 (d)	4,710,127
	Las Vegas Sands, LLC
	Delayed Draw Term Loan,
560,272	05/23/14 (f)	440,093
	Tranche B Term Loan,
2,773,062	05/23/14 (f)	2,178,240
	Tamarack Resort, LLC
280,618	Term Loan, 18.00%	252,556
	Tranche A Credit-Linked Deposit,
2,697,248	05/19/11 (d)	249,495
	Tranche B Term Loan,
3,985,183	05/19/11 (d)	368,629
	VML US Finance, LLC
	Term B Delayed Draw Project Loan,
399,416	05/25/12 (f)	367,962
	Term B Funded Project Loan,
691,493	05/25/13 (f)	637,038
	WAICCS Las Vegas 3, LLC
8,500,000	First Lien Term Loan (d)	2,103,750
5,000,000	Second Lien Term Loan (d)	737,500

		27,744,024

HEALTHCARE — 12.0%
	Aveta, Inc.
	MMM Original Term Loan,
1,195,833	5.52%, 08/22/11	1,130,062
	NAMM New Term Loan,
177,647	5.52%, 08/22/11	167,876
	NAMM Original Term Loan,
320,111	5.52%, 08/22/11	302,505
	PHMC Acquisition Term Loan,
980,012	5.52%, 08/22/11	926,112
	CCS Medical, Inc.
	First Lien Term Loan,
28,315,213	09/30/12 (d)	13,364,781
	Second Lien Term Loan,
4,750,000	03/30/13 (d)	249,375
	Term Loan DIP,
1,151,491	11.00%, 11/16/09	1,151,490
	CHS/Community Health Systems, Inc.
	Delayed Draw Term Loan,
145,618	2.51%, 07/25/14	136,213
	Funded Term Loan,
2,854,382	2.61%, 07/25/14	2,667,706
	Graceway Pharmaceuticals, LLC
	Mezzanine Loan, 8.51%,
4,500,000	11/01/13	1,125,000
6 | See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

August 31, 2009	Highland Floating Rate Fund

Principal Amount ($)		Value ($)
US Senior Loans (continued)
HEALTHCARE (continued)
	HCA, Inc.
	Tranche A-1 Term Loan,
693,651	2.10%, 11/17/12	649,358
	Tranche B-1 Term Loan,
6,451,043	2.85%, 11/18/13	6,087,849
	HealthSouth Corp.
2,986,909	Term Loan, 2.53%, 03/10/13	2,902,648
	IM US Holdings, LLC
	First Lien Term Loan,
5,106,252	2.40%, 06/26/14	4,899,448
	Second Lien Term Loan,
1,000,000	4.51%, 06/26/15	961,875
	LifeCare Holdings
16,002,862	Term Loan, 4.74%, 08/10/12	11,802,110
	Mylan, Inc.
	U.S. Tranche B Term Loan, 3.81%,
5,010,984	10/02/14	4,877,892
	Talecris Biotherapeutics Holdings Corp.
	First Lien Term Loan,
14,535,374	3.96%, 12/06/13	14,026,636
	Second Lien Term Loan,
5,300,000	6.96%, 12/06/14	5,127,750

		72,556,686

HOUSING — 3.8%
	Custom Building Products, Inc.
	First Lien Term Loan,
1,052,042	8.00%, 10/29/11	1,028,371
	Second Lien Term Loan,
2,356,250	10.75%, 04/20/12 (f)	2,244,328
	Giraffe Intermediate, LLC
	Mezzanine Note A-1, 2.03%,
2,143,382	08/09/10 (b)	1,711,276
	Kyle Acquisition Group LLC
1,142,857	Facility B (d)	91,429
857,143	Facility C, 07/20/11 (d)	68,571
	LBREP/L-Suncal Master I, LLC
	First Lien Term Loan,
4,843,945	01/18/10 (d)	145,318
	LNR Property Corp.
	Tranche A-1 Term Loan, 3.78%,
1,560,000	07/12/10	995,483
	MPO Intermediate LLC
	Mezzanine Note A-1, 2.03%,
606,618	08/09/10 (b)	484,324
	November 2005 Land Investors, LLC
	First Lien Term Loan,
1,117,890	05/09/11 (d)	472,308
	Pacific Clarion, LLC
9,901,146	Term Loan (b) (d) (h)	1,521,806
	Rhodes Cos., LLC, The First Lien Term Loan, PIK,
2,938,519	11/21/10 (d)	317,902
	Roofing Supply Group, LLC
	Term Loan, PIK, 7.25%,
1,856,519	08/24/13	1,550,193
	Westgate Investments, LLC
	Senior Secured Loan, PIK,
17,851,577	09/25/10 (d) (h)	8,801,054
	Third Lien Term Loan, PIK,
8,177,228	06/30/15 (d) (h)	1,189,960

Principal Amount ($)		Value ($)
HOUSING (continued)
	Weststate Land Partners, LLC
4,000,000	First Lien Term Loan (d)	1,200,000
	Withers Preserve MB-I
1,694,876	B-Note (b) (d)	1,155,736

		22,978,059

INFORMATION TECHNOLOGY — 2.8%
	Bridge Information Systems, Inc.
	Multidraw Term Loan,
461,085	07/07/13 (b) (d) (g)	6,916
	Brocade Communications Systems, Inc.
1,935,335	Term Loan, 7.00%, 10/07/13	1,942,592
	Commscope, Inc.
2,000,000	Term B Loan, 3.10%, 12/26/14	1,959,380
	Infor Enterprise Solutions Holdings, Inc.
	Delayed Draw Term Loan,
897,487	4.02%, 07/30/12	758,376
	Initial U.S. Term Loan,
1,720,183	4.02%, 07/30/12	1,453,554
	Kronos, Inc.
	First Lien Initial Term Loan,
2,992,890	2.60%, 06/11/14 (f)	2,784,330
	Second Lien Term Loan,
1,850,000	6.35%, 06/11/15	1,484,625
	SunGard Data Systems, Inc.
	Incremental Term Loan, 6.75%,
4,962,500	02/28/14	4,960,738
	Verint Systems, Inc.
1,833,782	Term Loan, 3.52%, 05/25/14	1,648,881

		16,999,392

MANUFACTURING — 0.6%
	Brand Energy & Infrastructure
	Services, Inc. First Lien Term B
2,932,500	Loan, 2.61%, 02/07/14	2,672,241
	Hillman Group, Inc.
1,159,105	Term B-1 Loan, 3.16%, 03/31/11	1,095,355

		3,767,596

METALS/MINERALS — 1.9%
	Euramax International, Inc.
	Domestic Term Loan (Cash Pay),
1,040,095	10.00%, 06/29/13	494,045
	Domestic Term Loan, PIK,
1,020,965	14.00%, 06/29/13	484,959
	Murray Energy Corp.
	First Lien Tranche B Term Loan,
7,410,156	6.94%, 01/28/10	7,224,902
	Second Lien Term Loan,
3,606,550	8.81%, 01/28/11 (f)	3,525,403

		11,729,309

RETAIL — 3.8%
	Blockbuster, Inc.
	Tranche B Term Loan,
5,702,526	4.82%, 08/20/11	4,836,455
	Burlington Coat Factory Warehouse Corp. Term Loan, 2.58%,
5,332,994	05/28/13	4,677,036
	Dollar General Corp.
	Tranche B-1 Term Loan,
1,000,000	3.12%, 07/07/14	978,255
See accompanying Notes to Financial Statements. | 7

INVESTMENT PORTFOLIO (continued)

August 31, 2009	Highland Floating Rate Fund

Principal Amount ($)		Value ($)
US Senior Loans (continued)

RETAIL (continued)
	Tranche B-2 Term Loan,
2,000,000	3.01%, 07/07/14	1,933,890
	Michaels Stores, Inc.
2,000,000	Replacement Loan, 10/31/13 (f)	1,776,950
	Revlon Consumer Products Corp.
7,000,000	Term Loan, 4.38%, 01/15/12	6,615,000
	Spirit Finance Corp.
4,500,000	Term Loan, 3.48%, 08/01/13	2,098,125

		22,915,711

SERVICES — 4.0%
	Asurion Corp.
	First Lien Term Loan, 3.28%,
4,000,000	07/03/14	3,839,980
	Audio Visual Services Group, Inc.
	Second Lien Loan, PIK, 7.10%,
2,079,606	08/28/14	145,572
	CDW Corp.
	Term Loan, 10/10/14 (f)	797,500
1,000,000	First Data Corp.
	Initial Tranche B-1 Term Loan,
1,491,117	3.02%, 09/24/14	1,249,653
	NES Rentals Holdings, Inc.
	Second Lien Permanent Term Loan,
2,437,788	7.13%, 07/20/13	1,462,673
	Sabre, Inc.
	Initial Term Loan, 2.65%,
3,900,000	09/30/14	3,209,505
	Safety-Kleen Systems, Inc.
	Synthetic Letter of Credit,
799,876	2.81%, 08/02/13	735,886
	Term B Loan,
2,981,873	2.81%, 08/02/13	2,743,323
	Thermo Fluids (Northwest), Inc.
	Tranche B Term Loan, 5.37%,
996,588	06/27/13	717,544
	Travelport, LLC
	New Post-First Amendment & Restatement Synthetic Letter of
10,000,000	Credit, 3.10%, 08/23/13	9,031,250

		23,932,886

TELECOMMUNICATIONS — 1.7%
	Consolidated Communications, Inc.
	Delayed Draw Term Loan,
3,000,000	2.77%, 12/31/14	2,767,500
	Initial Term Loan,
2,000,000	2.77%, 12/31/14	1,845,000
	Knowledgepoint360 Group, LLC
	Second Lien Term Loan, 7.43%,
1,000,000	04/13/15	650,000
	Level 3 Financing, Inc.
	Tranche A Term Loan,
4,700,000	2.69%, 03/13/14	4,049,355
	Tranche B Term Loan,
1,000,000	11.50%, 03/13/14	1,032,815

Principal Amount ($)		Value ($)
TELECOMMUNICATIONS (continued)
	NATG Holdings, LLC
882,755	Term Loan A (b) (d)	—
	Term Loan B-1,
652,897	01/23/10 (b) (d)	—
	Tranche A Credit-Linked Certificate
72,120	of Deposit (b) (d)	—

		10,344,670

TRANSPORTATION — AUTOMOTIVE — 1.6%
	Key Safety Systems, Inc.
	First Lien Term Loan,
7,336,150	2.76%, 03/08/14	4,355,839
	Second Lien Term Loan,
2,000,000	5.41%, 09/08/14	450,000
	Motor Coach Industries International, Inc.
	Second Lien Tranche A
1,869,601	11.75%, 06/30/12 (b)	1,786,778
	Second Lien Tranche B,
1,151,868	11.75%, 06/30/12 (b)	1,100,840
	Remy International, Inc.
	First Lien Tranche B Term Loan,
2,171,791	6.02%, 12/06/13	1,835,163

		9,528,620

TRANSPORTATION — LAND TRANSPORTATION — 0.1%
	SIRVA Worldwide, Inc.
	Revolving Credit Loan Exit Finance,
388,316	9.50%, 05/12/12 (e)	174,742
	Second Lien Term Loan, PIK,
1,808,155	12.00%, 05/12/15	180,816
	Term Loan Exit Finance,
796,926	9.50%, 05/12/12	398,463

		754,021

UTILITY — 4.6%
	Bosque Power Co., LLC
7,449,989	Term Loan, 5.85%, 01/16/15	6,220,741
	Calpine Corp.
	First Priority Term Loan, 3.48%,
2,425,562	03/29/14	2,235,847
	Coleto Creek Power, LP
	First Lien Synthetic Letter of Credit,
319,857	3.35%, 06/28/13	289,471
	First Lien Term Loan,
5,392,762	3.25%, 06/28/13	4,870,338
	Second Lien Term Loan,
4,850,000	4.26%, 06/28/13	3,164,625
	Entegra TC, LLC
	Third Lien Term Loan, PIK, 6.60%,
5,890,006	10/19/15	2,356,002
	GBGH, LLC
	First Lien Term Loan,
1,762,115	4.00%, 06/09/13 (b)	1,270,485
	Second Lien Term Loan, PIK,
532,284	12.00%, 06/09/14 (b)	348,912
	Mach Gen, LLC First Lien Synthetic Letter of Credit,
275,103	2.60%, 02/22/13	256,534
	NRG Energy, Inc.
	Credit-Linked Deposit,
343,551	2.35%, 02/01/13	325,365
	Term Loan,
641,746	2.25%, 02/01/13	607,775
8 | See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

August 31, 2009	Highland Floating Rate Fund

Principal Amount ($)		Value ($)
US Senior Loans (continued)

UTILITY (continued)
	Texas Competitive Electric Holdings Co., LLC
	Initial Tranche B-2 Term Loan,
7,944,545	3.78%, 10/10/14	6,055,451

		28,001,546

WIRELESS COMMUNICATIONS — 0.7%
	MetroPCS Wireless, Inc.
	Tranche B Term Loan,
4,372,300	2.68%, 11/03/13	4,130,447

	Total US Senior Loans (Cost $683,738,744)	410,415,922

Principal Amount
Foreign Denominated Senior Loans (a) — 17.7%
AUSTRALIA — 2.3%
AUD
	PBL Media Group Ltd.
	Facility A Term Loan,
2,790,881	5.45%, 12/31/12	1,533,776
	Facility B Tranche 1 Term Loan,
12,375,240	5.70%, 02/07/13	6,755,324
	SMG H5 Pty., Ltd.
	Facility A Term Loan, 5.44%,
9,646,982	12/24/12	5,774,344

		14,063,444

AUSTRIA — 1.8%
EUR
	Sacher Funding Ltd.
	Euro Term Loan, PIK,
16,674,181	05/14/14 (d)	10,767,725

FRANCE — 2.6%
EUR
	Ypso Holding SA
	Eur B (Acq) 1 Facility,
76,823	2.99%, 06/13/14	84,828
	Eur B (Acq) 2 Facility,
1,992,908	2.99%, 06/13/14	2,200,553
	Eur B (Recap) 1 Facility,
3,241,557	2.99%, 06/13/14	3,579,301
	Eur B (Recap) 2 Facility,
73,323	2.99%, 06/13/14	80,962
	Eur C (Acq) Facility,
2,594,626	3.24%, 12/31/15	2,874,999
	Eur C (Recap) Facility,
6,101,269	3.24%, 12/31/15	6,724,801

		15,545,444

GERMANY — 1.0%
EUR
	Kabel Baden Wurttemburg
	GmbH & Co. KG
	Second Lien Facility,
2,500,000	5.51%, 12/09/15	3,031,542
	Term B Facility,
1,076,284	3.01%, 06/09/14	1,466,816
	Term C Facility,
1,076,284	3.51%, 06/09/15	1,474,538

Principal Amount		Value ($)
GERMANY (continued)
EUR
	Schieder Mobel Holding, GmbH
406,241	Delayed Draw Term Loan (d)	64,127

		6,037,023

SPAIN — 1.3%
EUR
	Grupo Gasmedi, S.L.
	Second Lien Tranche E Term Loan,
3,166,667	5.55%, 02/11/16	3,408,243
	Tranche B Term Loan,
1,610,343	3.30%, 08/11/14	1,964,283
	Tranche C Term Loan,
1,610,343	3.80%, 08/11/15	1,964,283
	Maxi PIX Sarl
	Euro Term Loan, PIK, 8.84%,
2,724,348	05/31/16	757,480

		8,094,289

UNITED KINGDOM — 6.7%
EUR
	Dollar Financial UK Ltd.
	UK Borrower Euro Term Loan,
2,679,696	3.45%, 10/30/12	3,595,540

GBP
	Airport Development & Investment
	Ltd. Second Lien Facility, 5.05%,
3,131,600	04/07/11	3,279,256
	All3Media Intermediate Ltd.
714,753	Facility B1, 3.29%, 08/31/14	812,524
2,585,073	Facility C, 3.79%, 08/31/15	2,959,751
3,000,000	Facility D, 5.66%, 02/29/16	2,579,168
	Mezzanine Loan, PIK,
4,046,603	9.83%, 08/31/16	4,451,745
	Henson No. 4 Ltd.
1,875,035	Facility B, 4.72%, 10/30/13	2,360,716
1,875,035	Facility C, 5.22%, 02/13/15	2,375,996
	Highland Acquisitions Ltd.
1,000,000	Facility B, 3.30%, 12/31/14	1,214,206
1,000,000	Facility C, 3.80%, 12/31/15	1,224,392
	Mezzanine Facility, PIK,
1,149,610	10.74%, 12/29/16	993,030
	SunGard UK Holdings Ltd.
	Tranche B U.K. Term Loan, 4.81%,
1,350,662	02/28/16	2,069,239
	Towergate Partnership Ltd.
3,125,000	Facility A, 3.09%, 10/31/12	3,819,858
3,125,000	Facility B, 3.59%, 10/31/13	3,819,858
	Trinitybrook PLC
	B1 Term Loan,
750,000	3.28%, 07/31/13	1,134,076
	C1 Term Loan,
750,000	3.78%, 07/31/14	1,139,503
	Virgin Media Investment Holdings Ltd.
1,750,000	C Facility, 3.62%, 03/04/13	2,560,213

		36,793,531

UNITED STATES — 2.0%
EUR
	Infor Enterprise Solutions Holdings,
	Inc. Initial Euro Term Loan, 4.24%,
3,890,000	07/28/12	4,654,279

See accompanying Notes to Financial Statements. | 9

INVESTMENT PORTFOLIO (continued)

August 31, 2009	Highland Floating Rate Fund

Principal Amount		Value ($)
Foreign Denominated Senior Loans (continued)
UNITED STATES (continued)
GBP
	Aramark Corp
1,218,750	U.K. Term Loan,
	3.33%, 01/26/14	1,857,215
	Knowledgepoint360 Group, LLC
	First Lien U.K. Term Loan, 4.02%,
1,595,360	04/13/14	2,015,099
	PlayPower, Inc.
	Tranche B Sterling Term Loan,
2,393,411	5.85%, 06/30/12	3,627,740

		7,500,054

	Total Foreign Denominated Senior Loans (Cost $158,725,169)	107,051,329

Principal Amount ($)
Asset-Backed Securities (i) (j) — 1.2%
	AB CLO, Ltd.
	Series 2007-1A, Class C, PIK,
2,000,000	2.36%, 04/15/21 (b)	983,712
	ACA CLO, Ltd.
	Series 2006-2A, Class B,
4,800,000	1.23%, 01/20/21	1,920,000
	Series 2007-1A, Class D,
1,000,000	2.86%, 06/15/22	155,000
	Babson CLO, Ltd.
	Series 2007-1A, Class C, PIK,
1,000,000	1.76%, 01/18/21 (d)	201,400
	Series 2007-2A, Class D, PIK,
1,014,193	2.21%, 04/15/21 (d)	162,271
	Cent CDO, Ltd.
	Series 2007-14A, Class D,
1,000,000	1.81%, 04/15/21	325,000
	Series 2007-15A, Class C,
1,000,000	2.90%, 03/11/21	234,300
	Columbus Nova CLO, Ltd.
	Series 2007-1A, Class D, 1.79%,
2,000,000	05/16/19	645,000
	Cornerstone CLO, Ltd.
	Series 2007-1A, Class C, 2.91%,
2,500,000	07/15/21	375,000
	Goldman Sachs Asset Management
	CLO, PLC, Series 2007-1A, Class E,
1,052,397	PIK, 5.48%, 08/01/22 (d)	36,834
	GSC Partners CDO Fund, Ltd.,
	Series 2007-8A, Class C, 1.99%,
1,000,000	04/17/21	200,600
	Gulf Stream Sextant CLO, Ltd.
	Series 2007-1A, Class D, PIK,
1,013,186	3.01%, 06/17/21 (d)	141,846
	ING Investment Management
	Series 2006-3A, Class C, 1.96%,
1,000,000	12/13/20	160,000
	Madison Park Funding Ltd.
	Series 2007-5A, Class C, 1.84%,
3,000,000	02/26/21	625,500
	Navigator CDO, Ltd.
	Series 2006-2A, Class D, PIK,
985,897	4.11%, 09/20/20 (d)	207,038

Principal Amount $		Value ($)
Asset-Backed Securities (continued)
	Ocean Trails CLO
	Series 2007-2A, Class D, 5.01%,
1,776,085	06/27/22	177,608
	PPM Grayhawk CLO, Ltd.
	Series 2007-1A, Class D, PIK,
957,665	4.11%, 04/18/21 (d)	143,650
	Primus CLO, Ltd.
	Series 2007-2A, Class E, PIK,
2,059,200	5.26%, 07/15/21 (d)	102,960
	Stanfield Daytona CLO, Ltd.
	Series 2007-1A, Class B1L,
1,000,000	1.85%, 04/27/21	180,000
	Stone Tower CLO, Ltd.
	Series 2007-6A, Class C, 1.86%,
2,000,000	04/17/21	500,000

	Total Asset-Backed Securities (Cost $22,558,306)	7,477,719

Claims (k) — 0.1%
AEROSPACE — 0.0%
	Delta Air Lines, Inc.
2,000,000	Comair ALPA Claim (b)	—
1,500,000	Delta ALPA Claim (b)	—
	Northwest Airlines Inc.
5,400,000	ALPA Trade Claim (b)	—
2,914,735	Bell Atlantic Trade Claim (b)	—
3,000,000	CIT Leasing Corp Trade Claim (b)	—
5,000,000	EDC Trade Claims (b)	—
9,587,700	Flight Attendant Claim (b)	—
3,250,000	GE Trade Claim (b)	—
5,690,250	IAM Trade Claim (b)	—
6,250,000	Mesaba Trade Claim (b)	—
6,322,050	Retiree Claim (b)	—

RETAIL — 0.0%
	Home Interiors & Gifts, Inc
29,570,912	Proof of Claims (b) (d)	171,511

UTILITY — 0.1%
	Mirant Corp.
3,000,000	03 Revolver	30,000
6,000,000	364 Day Revolver	60,000
7,000,000	California Claim Loan	70,000
2,500,000	Cleco Trade Claim	25,000

		185,000

	Total Claims (Cost $35,470,256)	356,511

Shares
Common Stocks (k) — 0.2%
AEROSPACE — 0.0%
258	Delta Air Lines, Inc	1,860

BROADCASTING — 0.0%
	Communications Corp. of America
152,363	(b) (c)	—

10 | See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

August 31, 2009	Highland Floating Rate Fund

Shares		Value ($)
Common Stocks (continued)
ENERGY — 0.0%
20,650	Panda Hereford Ethanol, L.P. (b)	225,091

METALS/MINERALS — 0.1%
6,158	Euramax International, Inc. (b)	246,690

TRANSPORTATION — LAND TRANSPORTATION — 0.1%
10,048	SIRVA Worldwide, Inc. (b)	470,950

UTILITY — 0.0%
121,313	Entegra TC, LLC	166,805
3,178	GBGH, LLC (b)	—

		166,805

	Total Common Stocks (Cost $2,874,426)	1,111,396

Units
Warrants (k) — 0.0%
ENERGY — 0.0%
	Value Creation, Inc.,
213,605	expires 01/28/14 (b)	—
	Value Creation, Inc.,
213,605	expires 01/28/14 (b)	—

	Total Warrants (Cost $—)	—

Total Investments — 87.0% (Cost of $903,366,901) (l)		526,412,877

Other Assets & Liabilities, Net — 13.0%		78,909,196

Net Assets — 100.0%		$605,322,073

(a)	Senior loans (also called bank loans, leveraged loans, or floating rate loans) in which Highland Floating Rate Fund (the “Fund”) invests generally pay interest at rates which are periodically determined by reference to a base lending rate plus a spread. (Unless otherwise identified by footnote (h), all senior loans carry a variable rate interest.) These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Rate shown represents the weighted average rate at August 31, 2009. Senior loans, while exempt from registration under the Securities Act of 1933 (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Senior secured floating rate loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturity shown.

(b)	Represents fair value as determined by the Fund’s Board of Trustees (the “Board”), or its designee in good faith, pursuant to the policies and procedures approved by the Board. Securities with a total aggregate market value of $54,283,858, or 9.0% of net assets, were fair valued as of August 31, 2009.

(c)	Affiliated issuer. See Note 10.

(d)	The issuer is in default of its payment obligation. Income is not being accrued.

(e)	Senior loan assets had additional unfunded loan commitments. See Note 9.

(f)	All or a portion of this position has not settled. Full contract rates do not take effect until settlement date.

(g)	All or a portion of the loan is held on participation. See Note 7.

(h)	Fixed rate senior loan.

(i)	Floating rate asset. The interest rate shown reflects the rate in effect at August 31, 2009.

(j)	Securities exempt from registration under Rule 144A of the 1933 Act. These securities may only be resold, in transactions exempt from registration, to qualified institutional buyers. At August 31, 2009, these securities amounted to $7,477,719, or 1.2% of net assets.

(k)	Non-income producing security.

(l)	Cost for U.S. federal income tax purposes is $904,091,984.

CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
DIP	Debtor-in-Possession
PIK	Payment-in-Kind

AUD	Australian Dollar
EUR	Euro Currency
GBP	Great Britain Pound
Forward foreign currency contracts outstanding as of August 31, 2009 were as follows:

		Principal		Net
Contracts		Amount		Unrealized
to Buy or		Covered by		Appreciation
to Sell	Currency	Contracts	Expiration	(Depreciation)
Sell	EUR	9,200,000	11/10/09	$(995,571)
Sell	EUR	25,000,000	02/03/10	176,875
Sell	GBP	16,820,000	11/10/09	(2,314,777)
Sell	GBP	9,100,000	02/03/10	562,525

				$(2,570,948)

Foreign Denominated Senior Loans
Industry Concentration Table:
(% of Net Assets)

Cable/Wireless Video	4.0%
Financial	3.7%
Diversified Media	2.3%
Broadcasting	1.8%
Retail	1.7%
Healthcare	1.2%
Information Technology	1.1%
Consumer Durables	0.6%
Aerospace	0.6%
Food/Tobacco	0.4%
Telecommunications	0.3%

Total	17.7%

See accompanying Notes to Financial Statements. | 11

STATEMENT OF ASSETS AND LIABILITIES

August 31, 2009	Highland Floating Rate Fund

	($)

Assets:
Unaffiliated issuers, at value (cost $899,788,446)	524,676,293
Affiliated issuers, at value (cost $3,578,455) (Note 10)	1,736,584

Total investments, at value (cost $903,366,901)	526,412,877
Cash	64,623,102
Foreign currency (Cost $249,417)	271,161
Net unrealized appreciation on forward foreign currency contracts	739,400
Receivable for:
Investments sold	30,122,141
Dividends and interest receivable	4,689,874
Fund shares sold	386,578
Other assets	186,250

Total assets	627,431,383

Liabilities:
Net unrealized depreciation on forward foreign currency contracts	3,310,348
Net discount and unrealized depreciation on unfunded transactions (Note 9)	427,373
Payables for:
Distributions	715,829
Investments purchased	16,581,257
Investment advisory fee payable (Note 4)	329,427
Administration fee (Note 4)	101,362
Trustees’ fees (Note 4)	500
Service and distribution fees (Note 4)	215,613
Accrued expenses and other liabilities	427,601

Total liabilities	22,109,310

Net Assets	605,322,073

Composition of Net Assets:
Par value (Note 1)	102,425
Paid-in capital	1,282,093,615
Overdistributed net investment income (Note 3)	(9,976,234)
Accumulated net realized gain/(loss) from investments, forward foreign currency contracts and foreign currency transactions	(286,665,393)
Net unrealized appreciation/(depreciation) on investments, unfunded transactions, forward foreign currency contracts, and translation of assets and liabilities denominated in foreign currency	(380,232,340)

Net Assets	605,322,073

Class A
Net assets	221,017,098
Shares outstanding (unlimited authorization)	37,384,568
Net asset value per share (Net assets/shares outstanding)	5.91	(a)
Maximum offering price per share (100 / 96.50 of $5.91)	6.12	(b)

Class B
Net assets	20,245,781
Shares outstanding (unlimited authorization)	3,428,026
Net asset value and offering price per share (Net assets/shares outstanding)	5.91	(a)

Class C
Net assets	317,889,287
Shares outstanding (unlimited authorization)	53,796,939
Net asset value and offering price per share (Net assets/shares outstanding)	5.91	(a)

Class Z
Net assets	46,169,907
Shares outstanding (unlimited authorization)	7,814,984
Net asset value, offering and redemption price per share (Net assets/shares outstanding)	5.91

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)	On sales of $100,000 or more, the offering price is reduced.
12 | See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS

For the Year Ended August 31, 2009	Highland Floating Rate Fund

($)

Investment Income:
Interest from unaffiliated issuers	57,764,053
Interest from affiliated issuers (Note 10)	371,558

Total investment income	58,135,611

Expenses:
Investment advisory fees (Note 4)	4,838,233
Administration fees (Note 4)	1,491,210
Accounting service fees	219,205
Distribution fee: (Note 4)
Class A	275,630
Class B	144,241
Class C	2,230,665
Service fee: (Note 4)
Class A	689,076
Class B	80,134
Class C	929,444
Transfer agent fee	878,148
Professional fees	896,523
Trustees’ fees (Note 4)	203,058
Custodian fees	84,853
Registration fees	56,879
Reports to shareholders	381,555
Insurance expense	117,881
Interest expense (Note 8)	6,945
Commitment fee expense (Note 8)	300,713
Other expenses	314,037

Net operating expenses	14,138,430
Fees and expenses waived or reimbursed by Investment Adviser (Note 4)	(75,133)

Net expenses	14,063,297

Net investment income	44,072,314

Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) on investments from unaffiliated issuers	(208,565,796)
Net realized gain/(loss) on forward foreign currency contracts (1)	38,119,067
Net realized gain/(loss) on foreign currency transactions	(12,660,388)
Net change in unrealized appreciation/(depreciation) on investments	(119,240,221)
Net change in unrealized appreciation/(depreciation) on unfunded transactions (Note 9)	239,433
Net change in unrealized appreciation/(depreciation) on forward foreign currency contracts (1)	(16,626,565)
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities denominated in foreign currency	1,026,873

Net realized and unrealized gain/(loss) on investments	(317,707,597)

Net decrease in net assets from operations	(273,635,283)

(1)	The primary risk exposure is foreign exchange contracts (See Notes 2 and 12).
See accompanying Notes to Financial Statements. | 13

STATEMENTS OF CHANGES IN NET ASSETS

Highland Floating Rate Fund

	Years Ended August 31,
	2009	2008
	($)	($)

Increase/(Decrease) in Net Assets:

From Operations
Net investment income	44,072,314	114,155,344
Net realized gain/(loss) on investments, swaps, forward foreign currency contracts and foreign currency transactions	(183,107,117)	(83,725,992)
Net change in unrealized appreciation/(depreciation) on investments, unfunded transactions, forward foreign currency contracts and translation of assets and liabilities denominated in foreign currency	(134,600,480)	(173,029,706)

Net change in net assets from operations	(273,635,283)	(142,600,354)

Distributions Declared to Shareholders
From net investment income
Class A	(27,054,721)	(45,875,769)
Class B	(3,171,260)	(6,117,006)
Class C	(34,673,576)	(48,402,770)
Class Z	(6,903,087)	(13,982,101)

Total distributions declared to common shareholders	(71,802,644)	(114,377,646)

Share Transactions

Class A
Subscriptions	38,704,218	173,305,724
Distributions reinvested	14,260,548	21,495,858
Redemptions	(189,510,081)	(537,929,077)

Net decrease	(136,545,315)	(343,127,495)

Class B
Subscriptions	645,806	120,075
Distributions reinvested	1,885,709	3,676,392
Redemptions	(32,757,532)	(45,523,266)

Net decrease	(30,226,017)	(41,726,799)

Class C
Subscriptions	13,569,281	79,685,545
Distributions reinvested	16,182,887	22,545,251
Redemptions	(156,492,881)	(306,900,082)

Net decrease	(126,740,713)	(204,669,286)

Class Z
Subscriptions	5,241,711	35,791,872
Distributions reinvested	2,194,780	4,860,149
Redemptions	(51,422,068)	(234,090,910)

Net decrease	(43,985,577)	(193,438,889)

Net decrease from share transactions	(337,497,622)	(782,962,469)

Total decrease in net assets	(682,935,549)	(1,039,940,469)

Net Assets
Beginning of year	1,288,257,622	2,328,198,091

End of year (including overdistributed net investment income of $(9,976,234) and $(6,006,051), respectively)	605,322,073	1,288,257,622

14 | See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

Highland Floating Rate Fund

	Years Ended August 31,
	2009	2008

Change in Shares

Class A
Subscriptions	6,282,589	19,008,681
Issued for distributions reinvested	2,474,019	2,387,245
Redemptions	(29,534,277)	(59,321,594)

Net decrease	(20,777,669)	(37,925,668)

Class B
Subscriptions	92,142	13,454
Issued for distributions reinvested	326,260	407,732
Redemptions	(5,152,450)	(5,077,429)

Net decrease	(4,734,048)	(4,656,243)

Class C
Subscriptions	2,292,881	8,658,585
Issued for distributions reinvested	2,813,560	2,505,716
Redemptions	(25,017,909)	(34,088,422)

Net decrease	(19,911,468)	(22,924,121)

Class Z
Subscriptions	860,053	3,961,872
Issued for distributions reinvested	379,342	532,609
Redemptions	(8,480,241)	(25,349,655)

Net decrease	(7,240,846)	(20,855,174)
See accompanying Notes to Financial Statements. | 15

STATEMENT OF CASH FLOWS

For the Year Ended August 31, 2009	Highland Floating Rate Fund

($)

Cash Flows Provided by Operating Activities
Net investment income	44,072,314

Adjustments to Reconcile Net Investment Income to Net Cash and Foreign Currency Provided by Operating Activities
Purchase of investment securities	(179,195,744)
Proceeds from disposition of investment securities	518,707,882
Decrease in receivable for investments sold	37,176,026
Decrease in interest and fees receivable	9,841,334
Increase in other assets	(148,314)
Net amortization/(accretion) of premium/(discount)	(3,791,406)
Mark-to-market on unrealized gain/(loss) on foreign currency	1,026,873
Gain/(loss) on foreign currency transactions and forward foreign currency contracts	25,458,679
Decrease in payable for investments purchased	(44,333,572)
Decrease in payables to related parties	(771,620)
Decrease in other expenses and liabilities	(345,390)

Net cash and foreign currency provided by operating activities	407,697,062

Cash Flows Used by Financing Activities
Decrease in notes payable	(11,086)
Proceeds from shares sold	60,887,904
Payment of shares redeemed	(430,188,248)
Distributions paid in cash	(40,133,973)

Net cash flow used by financing activities	(409,445,403)

Net decrease in cash and foreign currency	(1,748,341)

Cash and Foreign Currency
Beginning of the year	66,642,604

End of the year	64,894,263

Supplemental disclosure of cash flow information:
Cash paid during the year for interest	6,945

16 | See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Highland Floating Rate Fund
Selected data for a share outstanding throughout each year is as follows:

	Years Ended August 31,
Class A Shares	2009	2008	2007		2006	2005

Net Asset Value, Beginning of Year	$8.31	$9.65	$9.95		$9.88	$9.80

Income from Investment Operations:
Net investment income(a)	0.37	0.63	0.75		0.70	0.49
Net realized and unrealized gain/(loss)(a)	(2.19)	(1.36)	(0.29)		0.07	0.08

Total from investment operations	(1.82)	(0.73)	0.46		0.77	0.57

Less Distributions Declared to Shareholders:
From net investment income	(0.58)	(0.61)	(0.76)		(0.70)	(0.49)
From net realized gains	—	—	—		—	—

Total distributions declared to shareholders	(0.58)	(0.61)	(0.76)		(0.70)	(0.49)

Net Asset Value, End of Year	$5.91	$8.31	$9.65		$9.95	$9.88
Total return(b)	(21.44)%	(7.62)%	4.28	%(c)	8.18%	5.93%

Ratios to Average Net Assets/ Supplemental Data:
Net assets, end of year (000’s)	$221,017	$483,320	$926,800		$732,767	$355,998
Total expenses excluding interest expense	1.66%	1.42%	1.12%		1.18%	1.23%
Interest expense	— (e)	0.01%	0.03%		0.04%	0.05%
Waiver/reimbursement	(0.01)%	(0.01)%	—		(0.01)%	(0.08)%
Net expenses including interest expense(d)	1.65%	1.42%	1.15%		1.21%	1.20%
Net investment income	6.14%	6.92%	7.55%		7.08%	5.05%
Portfolio turnover rate	27%	24%	86%		64%	75%

(a)	Per share data was calculated using average shares outstanding during the period.

(b)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or contingent deferred sales charge (“CDSC”). For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

(c)	A late audit adjustment was made to net asset value, however, performance was not recalculated using the adjusted net asset value. Rather total return is calculated using the net asset value used for trading at the close of business on August 31, 2007.

(d)	Net expense ratio has been calculated after applying any waiver/reimbursement, if applicable.

(e)	Rounds to less than 0.01%.
See accompanying Notes to Financial Statements. | 17

FINANCIAL HIGHLIGHTS

Highland Floating Rate Fund
Selected data for a share outstanding throughout each year is as follows:

	Years Ended August 31,
Class B Shares	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Year	$8.30	$9.64	$9.95	$9.87	$9.80

Income from Investment Operations:
Net investment income(a)	0.36	0.59	0.72	0.67	0.46
Net realized and unrealized gain/(loss)(a)	(2.19)	(1.35)	(0.31)	0.08	0.06

Total from investment operations	(1.83)	(0.76)	0.41	0.75	0.52

Less Distributions Declared to Shareholders:
From net investment income	(0.56)	(0.58)	(0.72)	(0.67)	(0.45)
From net realized gains	—	—	—	—	—

Total distributions declared to shareholders	(0.56)	(0.58)	(0.72)	(0.67)	(0.45)

Net Asset Value, End of Year	$5.91	$8.30	$9.64	$9.95	$9.87
Total return(b)	(21.61)%	(8.05)%	4.03%	7.82%	5.46%

Ratios to Average Net Assets/ Supplemental Data:
Net assets, end of year (000’s)	$20,246	$67,784	$123,580	$150,922	$169,780
Total expenses excluding interest expense	2.01%	1.77%	1.47%	1.53%	1.58%
Interest expense	— (d)	0.01%	0.03%	0.04%	0.05%
Waiver/reimbursement	(0.01)%	(0.01)%	—	(0.01)%	(0.08)%
Net expenses including interest expense(c)	2.00%	1.77%	1.50%	1.56%	1.55%
Net investment income	5.79%	6.57%	7.20%	6.73%	4.70%
Portfolio turnover rate	27%	24%	86%	64%	75%

(a)	Per share data was calculated using average shares outstanding during the period.

(b)	Total return is at net asset value assuming all distributions are reinvested and no CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

(c)	Net expense ratio has been calculated after applying any waiver/reimbursement, if applicable.

(d)	Rounds to less than 0.01%.
18 | See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Highland Floating Rate Fund
Selected data for a share outstanding throughout each year is as follows:

	Years Ended August 31,
Class C Shares	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Year	$8.30	$9.64	$9.95	$9.87	$9.80

Income from Investment Operations:
Net investment income(a)	0.34	0.58	0.70	0.65	0.45
Net realized and unrealized gain/(loss)(a)	(2.18)	(1.35)	(0.30)	0.08	0.06

Total from investment operations	(1.84)	(0.77)	0.40	0.73	0.51

Less Distributions Declared to Shareholders:
From net investment income	(0.55)	(0.57)	(0.71)	(0.65)	(0.44)
From net realized gains	—	—	—	—	—

Total distributions declared to shareholders	(0.55)	(0.57)	(0.71)	(0.65)	(0.44)

Net Asset Value, End of Year	$5.91	$8.30	$9.64	$9.95	$9.87
Total return(b)	(21.73)%	(8.19)%	3.87%	7.65%	5.30%

Ratios to Average Net Assets/ Supplemental Data:
Net assets, end of year (000’s)	$317,889	$612,137	$931,623	$627,964	$366,841
Total expenses excluding interest expense	2.16%	1.92%	1.62%	1.68%	1.73%
Interest expense	— (d)	0.01%	0.03%	0.04%	0.05%
Waiver/reimbursement	(0.01)%	(0.01)%	—	(0.01)%	(0.08)%
Net expenses including interest expense(c)	2.15%	1.92%	1.65%	1.71%	1.70%
Net investment income	5.64%	6.42%	7.05%	6.58%	4.55%
Portfolio turnover rate	27%	24%	86%	64%	75%

(a)	Per share data was calculated using average shares outstanding during the period.

(b)	Total return is at net asset value assuming all distributions are reinvested and no CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

(c)	Net expense ratio has been calculated after applying any waiver/reimbursement, if applicable.

(d)	Rounds to less than 0.01%.
See accompanying Notes to Financial Statements. | 19

FINANCIAL HIGHLIGHTS

Highland Floating Rate Fund
Selected data for a share outstanding throughout each year is as follows:

	Years Ended August 31,
Class Z Shares	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Year	$8.30	$9.64	$9.95	$9.87	$9.80

Income from Investment Operations:
Net investment income(a)	0.40	0.66	0.79	0.74	0.53
Net realized and unrealized gain/(loss)(a)	(2.19)	(1.36)	(0.31)	0.08	0.06

Total from investment operations	(1.79)	(0.70)	0.48	0.82	0.59

Less Distributions Declared to Shareholders:
From net investment income	(0.60)	(0.64)	(0.79)	(0.74)	(0.52)
From net realized gains	—	—	—	—	—

Total distributions declared to shareholders	(0.60)	(0.64)	(0.79)	(0.74)	(0.52)

Net Asset Value, End of Year	$5.91	$8.30	$9.64	$9.95	$9.87
Total return (b)	(21.06)%	(7.40)%	4.75%	8.57%	6.20%

Ratios to Average Net Assets/ Supplemental Data:
Net assets, end of year (000’s)	$46,170	$125,017	$346,195	$225,284	$192,482
Total expenses excluding interest expense	1.31%	1.07%	0.77%	0.83%	0.88%
Interest expense	— (d)	0.01%	0.03%	0.04%	0.05%
Waiver/reimbursement	(0.01)%	(0.01)%	—	(0.01)%	(0.08)%
Net expenses including interest expense(c)	1.30%	1.07%	0.80%	0.86%	0.85%
Net investment income	6.49%	7.27%	7.90%	7.43%	5.40%
Portfolio turnover rate	27%	24%	86%	64%	75%

(a)	Per share data was calculated using average shares outstanding during the period.

(b)	Total return is at net asset value assuming all distributions are reinvested. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

(c)	Net expense ratio has been calculated after applying any waiver/reimbursement, if applicable.

(d)	Rounds to less than 0.01%.
20 | See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

August 31, 2009	Highland Floating Rate Fund
Note 1. Organization
Highland Floating Rate Fund (the “Fund”) is a Delaware statutory trust that is successor in interest to a Massachusetts business trust of the same name and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as a continuously offered, non-diversified, closed-end management investment company.
Investment Objective
The Fund seeks a high level of current income, consistent with preservation of capital.
Fund Shares
The Fund may issue an unlimited number of shares with par value $0.001 per share and continuously offers three classes of shares: Class A, Class C and Class Z. The Fund has discontinued selling Class B Shares to new and existing investors, although existing investors may still reinvest distributions in Class B Shares. Class A shares are sold with a front-end sales charge. Class A, B and C shares may be subject to a contingent deferred sales charge (“CDSC”). Class Z shares are sold only to certain eligible investors. Certain share classes have their own sales charge and bear class-specific expenses, which include distribution fees and service fees.
Note 2. Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.
Use of Estimates
The Fund’s financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that may affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ materially.
Fund Valuation
The net asset value (“NAV”) of the Fund’s Shares is calculated daily in accordance with procedures approved by the Board of Trustees (the “Board” or “Trustees”) . The NAV per share of each class of the Fund’s shares is calculated by dividing the value of the Fund’s net assets attributable to each class of shares by the total number of Shares of the class outstanding.
Valuation of Investments
In computing the Fund’s net assets, securities with readily available market quotations use those quotations for valuation. When portfolio securities are traded on the relevant day of valuation, the valuation will generally be the last reported sale price on that day. If there are no such sales on that day, the security will be valued at the mean between the most recently quoted bid and asked prices provided by the principal market makers. If there is more than one such principal market maker, the value shall be the average of such means. Securities without a sale price or quotations from principal market makers on the valuation day may be priced by an independent pricing service. Generally, the Fund’s loan positions are not traded on exchanges and consequently are valued based on a mean of the bid and ask price from the third-party pricing services or broker-dealer sources that Highland Capital Management, L.P. (the “Investment Adviser”) has determined generally has the capability to provide appropriate pricing services and is approved by the Fund’s Board.
Securities for which market quotations are not readily available, and for which the Fund has determined the price received from a pricing service or broker-dealer is “stale” or otherwise does not represent fair value (including when events materially affect the value of securities that occur between the time when market price is determined and calculation of the Fund’s NAV), will be valued by the Fund at fair value, as determined by the Board or its designee in good faith in accordance with procedures approved by the Board, taking into account factors reasonably determined to be relevant, including: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces that influence the market in which these securities are purchased and sold. In these cases, the Fund’s NAV will reflect the affected portfolio securities’ fair value as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAVs. Determination of fair value is uncertain because it involves subjective judgments and estimates not easily substantiated.
There can be no assurance that the Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security. Short-term investments, that is, those with a remaining maturity of 60 days or less, are valued at amortized cost, a method of valuation which approximates market value. Repurchase agreements are valued at cost plus accrued interest. Foreign price quotations are converted to U.S. dollar equivalents using the 4:00 PM London Time Spot Rate.
Annual Report | 21

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2009	Highland Floating Rate Fund
Adoption of Statement of Financial Accounting Standards No. 157 “Fair Value Measurement” (“FAS 157”):
In September 2006, the Financial Accounting Standards Board (“FASB”) issued FAS 157, Fair Value Measurement, which is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. FAS 157 defines how fair value should be determined for financial reporting purposes, establishes a framework for measuring fair value under GAAP, and requires additional disclosures about the use of fair value measurements in interim and annual periods subsequent to initial recognition, expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations on net assets. Adoption of FAS 157 requires the Fund to assume that the portfolio investment is sold in a principal market to a market participant, or in the absence of a principal market, the most advantageous market, which may be a hypothetical market.
The Fund has adopted FAS 157 as of September 1, 2008. The Fund has performed an analysis of all existing investments and derivative instruments to determine the significance and character of all inputs to their fair value determination. Based on this assessment, the adoption of FAS 157 did not have any material effect on the Fund’s NAV. However, the adoption of FAS 157 does require the Fund to provide additional disclosures about the inputs used to develop the measurements and the effect of certain measurements on changes in net assets for the reportable periods as contained in the Fund’s periodic filings. The levels of fair value inputs used to measure the Fund’s investments are characterized in accordance with the fair value hierarchy established by FAS 157. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy established under FAS 157 are described below:
Level 1 — Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement;

Level 2 — Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active, but are valued based on executed trades; broker quotations that constitute an executable price; and alternative pricing sources supported by observable inputs are classified within Level 2. Level 2 inputs are either directly or indirectly observable for the asset in connection with market data at the measurement date; and

Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Fund has obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.
Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.
In April 2009, FASB issued FASB Staff Position No. 157-4,
Determining Fair Value when the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly (“FSP 157-4”). FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157, when the volume and level of activity for the asset or liability have significantly decreased. FSP 157-4 also includes guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 requires entities to describe the inputs and valuation techniques used to measure fair value and changes in those techniques and related inputs during the period. FSP 157-4 expands the three-level hierarchy disclosure and the level three-roll forward disclosure for each major security type as described in paragraph 19 of FAS No. 115, Accounting for Certain Investments in Debt and Equity Securities.
22 | Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2009	Highland Floating Rate Fund
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Fund’s assets as of August 31, 2009 is as follows:

			Level 2	Level 3
		Level 1	Significant	Significant
	Total Value at	Quoted	Observable	Unobservable
Investment in Securities	August 31, 2009	Price	Input	Input
Common Stocks
Aerospace	$1,860	$1,860	$—	$—
Energy	225,091	—	—	225,091
Metals/Minerals	246,690	—	—	246,690
Transportation — Land Transportation	470,950	—	—	470,950
Utility	166,805	—	—	166,805
Debt
Senior Loans	517,467,251	—	239,075,353	278,391,898
Asset-Backed Securities	7,477,719	—	—	7,477,719
Claims	356,511	185,000	—	171,511

Total	$526,412,877	$186,860	$239,075,353	$287,150,664

Other Financial Instruments*
Liabilities	$2,570,948	$—	$2,570,948	$—

Total	$2,570,948	$—	$2,570,948	$—

*	Other financial instruments are derivative instruments not reflected in the Investment Portfolio, such as, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the investment.
The Fund did not have any liabilities that were measured at fair value on a recurring basis at August 31, 2009.
The table below sets forth a summary of changes in the Fund’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended August 31, 2009.

			Net
			Amortization	Net	Net		Balance
Assets at Fair Value	Balance as of	Transfers	(Accretion) of	Realized	Unrealized	Net	as of
Using Unobservable	August 31	in/(out)	Premium/	Gains/	Gains/	Purchase/	August 31,
Inputs Level 3	2008	of Level 3	(Discount)	(Losses)	(Losses)	(Sales)	2009
Common Stocks
Broadcasting	$688,681	$—	$—	$—	$(688,681)	$—	$—
Energy	—	—	—	—	—	225,091	225,091
Metals/Minerals	—	—	—	—	(145,260)	391,950	246,690
Transportation — Land Transportation	542,220	—	—	—	(71,270)	—	470,950
Utility	13,260,891	3,639,390	—	(3,973,793)	(3,398,066)	(9,361,617)	166,805
Preferred Stocks
Telecommunications	10,787	—	—	342	3,595	(14,724)	—
Warrants	—	—	—	—	4,903,250	(4,903,250)	—
Debt
Senior Loans	250,213,106	226,352,502	1,336,086	(33,938,262)	(139,074,045)	(26,497,489)	278,391,898
Asset-Backed Securities	20,364,285	—	—	197,077	(12,711,219)	(372,424)	7,477,719
Corporate Debt	—	—	—	(596,750)	596,750	—	—
Claims	8,044,934	(185,000)	(342)	(170,611)	(6,623,559)	(893,911)	171,511

Total	$293,124,904	$229,806,892	$1,335,744	$(38,481,997)	$(157,208,505)	$(41,426,374)	$287,150,664

*	Includes any applicable borrowings and/or paydowns made on revolving credit facilities held in the Fund’s investment portfolio.
The net unrealized losses presented in the table above relates to investments that are still held at August 31, 2009, and the Fund presents these unrealized losses on the Statement of Operations as net change in unrealized appreciation/(depreciation) on investments.
Annual Report | 23

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2009	Highland Floating Rate Fund
Investments designated as Level 3 may include assets valued using quotes or indications furnished by brokers which are based on models or estimates and may not be executable prices. In light of the developing market conditions, the Investment Adviser continues to search for observable data points and evaluate broker quotes and indications received for portfolio investments. As a result, for the year ended August 31, 2009, $229,806,892 of the Fund’s portfolio investments were transferred from Level 2 to Level 3. Determination of fair values is uncertain because it involves subjective judgments and estimates not easily substantiated.
Security Transactions
Security transactions are accounted for on the trade date. Costs and gains/(losses) are determined based upon the specific identification method for both financial statement and U.S. federal income tax purposes.
Foreign Currency
Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates using the current 4:00 PM London Time Spot Rate. Fluctuations in the value of the foreign currencies and other assets and liabilities resulting from changes in exchange rates, between trade and settlement dates on securities transactions and between the accrual and payment dates on dividends, interest income and foreign withholding taxes, are recorded as unrealized foreign currency gains/(losses). Realized gains/(losses) and unrealized appreciation/(depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.
Forward Foreign Currency Contracts
In order to minimize the movement in NAV resulting from a decline or appreciation in the value of a particular foreign currency against the U.S. dollar or another foreign currency or for other reasons, the Fund is authorized to enter into forward currency exchange contracts. These contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time the contract is initiated. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow the Fund to establish a rate of exchange for a future point in time. With forwards, there is counterparty credit risk to the Fund because the forwards are not exchange traded and there is no clearinghouse to guarantee the forwards against default.
Income Recognition
Interest income is recorded on an accrual basis and includes accretion of discounts and amortization of premiums, if any. Facility fees received are recorded as a reduction of cost to the loan and amortized through the maturity of the loan. Dividend income is recorded on the ex-dividend date.
Determination of Class Net Asset Values
All income, expenses (other than distribution fees and service fees, which are class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains/(losses) are allocated to each class of shares of the Fund on a daily basis for purposes of determining the NAV of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains/(losses) are allocated based on the relative net assets of each class.
U.S. Federal Income Tax Status
The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and will distribute substantially all of its taxable income and gains, if any, for its tax year, and as such will not be subject to U.S. federal income taxes. In addition, the Fund intends to distribute, in each calendar year, substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no U.S. federal income or excise tax provisions are recorded.
On July 13, 2006, the FASB released FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance on how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authorities. Tax positions not deemed to satisfy the “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current year. The Fund adopted FIN 48 on September 1, 2007, for all subsequent reporting periods and management has determined that there has been no material impact on the financial statements.
24 | Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2009	Highland Floating Rate Fund
Distributions to Shareholders
Distributions from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.
Cash and Cash Equivalents
The Fund considers liquid assets deposited with a bank, money market funds, and certain short term debt instruments with maturities of 3 months or less to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value. The value of cash equivalents denominated in foreign currencies is determined by converting to U.S. dollars on the date of the statement of assets and liabilities. At August 31, 2009, the Fund had $271,161 of cash and cash equivalents denominated in foreign currencies, with a cost of $249,417.
Statement of Cash Flows
Information on financial transactions which have been settled through the receipt or disbursement of cash is presented in the Statement of Cash Flows. The cash and foreign currency amount shown in the Statement of Cash Flows is the amount included within the Fund’s Statement of Assets and Liabilities and includes cash and foreign currency on hand at its custodian bank and sub-custodian bank, respectively, and does not include any short-term investments.
Additional Accounting Standards
In June 2009, the FASB issued Statement of Financial Accounting Standards No. 168, The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles (“SFAS 168”). This standard identifies the sources of accounting principles and the framework for selecting the principles used in the preparation of financial statements that are presented in conformity with U.S. GAAP. SFAS 168 established the FASB Accounting Standards Codification (“Codification”) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with U.S. GAAP. Codification does not create new accounting and reporting guidance, rather it reorganizes U.S. GAAP pronouncements into approximately 90 topics within a consistent structure. All guidance contained in the Codification carries an equal level of authority. SFAS 168 is effective for the Fund as of September 30, 2009, and will change how the Fund references U.S. GAAP in its notes to financial statements.
Note 3. U.S. Federal Tax Information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. As a result, net investment income/(loss) and net realized gain/(loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These differences are primarily attributable to reclassification of foreign currency transactions.
Reclassifications are made to the Fund’s capital accounts at fiscal year end for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.
For the year ended August 31, 2009, permanent differences resulting from Section 988 gain/(loss) reclasses, paydown reclass, foreign bond bifurcation, premium amortization accrued/sold and interest income on default bond sold adjustments were identified and reclassified among the components of the Fund’s net assets as follows:

Undistributed/
(Overdistributed)	Accumulated Net
Net Investment	Realized Gain	Paid-In
Income	(Loss)	Capital
$23,760,147	$(23,700,498)	$(59,649)
The tax character of distributions paid during the past two tax years ended August 31, 2009 and August 31, 2008, were as follows:

Distributions paid from:	2009	2008
Ordinary Income *	$71,802,644	$114,377,646

Long-term capital gains	—	—

*	For tax purposes, short-term capital gain distributions, if any, are considered ordinary income distributions.
As of August 31, 2009, the most recent tax year end, the components of distributable earnings on a tax basis were as follows:

Accumulated	Undistributed	Undistributed
Capital and	Ordinary	Long-Term	Net Unrealized
Other Losses	Income	Capital Gains	Depreciation*
$(299,738,454)	$2,278,333	$—	$(378,386,475)

*	The differences between book-basis and tax-basis net unrealized appreciation/(depreciation) are primarily due to deferral of losses from wash sales and premium amortization adjustments.
The accumulated capital losses to offset future gains (capital loss carryfowards) for the Fund are $11,586,151 and $90,545,344 which will expire on August 31, 2016 and August 31, 2017, respectively.
Annual Report | 25

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2009	Highland Floating Rate Fund
Unrealized appreciation and depreciation at August 31, 2009, based on cost of investments for U.S. federal income tax purposes, and excluding any unrealized appreciation and depreciation from changes in the value of other assets and liabilities resulting from changes in exchange rates, was:

Unrealized appreciation	$4,797,180
Unrealized depreciation	(382,476,287)

Net unrealized depreciation	$(377,679,107)

Post-October Losses
Under current laws, certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended August 31, 2009, the Fund intends to elect to defer net realized capital losses incurred from November 1, 2008 through August 31, 2009 of $186,640,749. In addition, the Fund also elected to defer currency losses of $10,966,210 incurred from November 1, 2008, through August 31, 2009.
Note 4. Advisory, Administration, Service and Distribution and Trustee Fees
Investment Advisory Fee
The Investment Adviser receives from the Fund a monthly advisory fee, based on the Fund’s average daily net assets at the following annual rates:

Average Daily Managed Assets	Annual Fee Rate
First $1 billion	0.65%
Next $1 billion	0.60%
Over $2 billion	0.55%
For the year ended August 31, 2009, the Fund’s effective investment advisory fee rate was 0.65%.
Administration Fees
The Investment Adviser provides administrative services to the Fund for a monthly administration fee at the annual rate of 0.20% of the Fund’s average daily net assets. Under a separate sub-administration agreement, the Investment Adviser has delegated certain administrative functions to PNC Global Investment Servicing (U.S.) Inc. (“PNC”), formerly known as PFPC Inc. The Investment Adviser pays PNC directly for these services.
Service and Distribution Fees
PFPC Distributors, Inc. (the “Underwriter”) serves as the principal underwriter and distributor of the Fund’s shares. The Underwriter receives the front end sales charge imposed on the sale of Class A Shares and the CDSC imposed on certain redemptions of Class A, Class B and Class C Shares. For the year ended August 31, 2009, the Underwriter received $2,851 of front-end sales charges on Class A Shares and received $10,111, $23,780 and $59,536 of CDSC on Class A, Class B and Class C Share redemptions, respectively.
The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) which requires the payment of a monthly service fee to the Underwriter at an annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C Shares of the Fund. The Plan also requires the payment of a monthly distribution fee to the Underwriter at an annual rate of 0.10%, 0.45% and 0.60% of the average daily net assets attributable to Class A, Class B and Class C Shares, respectively.
Expense Limits and Fee Reimbursements
Prior to October 1, 2008, the Investment Adviser voluntarily had agreed to waive advisory fees and administration fees and reimburse the Fund for certain expenses (exclusive of distribution and service fees, brokerage commissions, commitment fees, interest, taxes and extraordinary expenses, if any) so that total expenses will not exceed 1.00% of the average daily net assets of the Fund for each share class. For the partial year ended August 31, 2009, the Investment Adviser waived fees in an amount equal to 0.01% of the average daily net assets of the Fund. This waiver was discontinued by the Investment Adviser effective October 1, 2008.
Fees Paid to Officers and Trustees
Each Trustee who is not an “interested person” of the Fund as defined in the 1940 Act (the “Independent Trustees”) receives an annual retainer of $150,000 payable in quarterly installments and allocated among each portfolio in the Highland Fund Complex based on relative net assets. The “Highland Fund Complex” consists of all of the registered investment companies advised by the Investment Adviser as of the date of this annual report.
The Fund pays no compensation to its one interested Trustee or any of its officers, all of whom are employees of the Investment Adviser.
Note 5. Fund Information
For the year ended August 31, 2009, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $179,195,744 and $518,707,882, respectively.
Note 6. Periodic Repurchase Offers
The Fund has adopted a policy to offer each fiscal quarter to repurchase a specified percentage (between 5% and 25%) of
26 | Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2009	Highland Floating Rate Fund
the shares then outstanding at the Fund’s NAV (“Repurchase Offers”). Repurchase Offers are scheduled to occur on or about the 15th day (or the next business day if the 15th is not a business day) in the months of March, June, September and December. It is anticipated that normally the date on which the repurchase price of shares will be determined (the “Repurchase Pricing Date”) will be the same date as the deadline for shareholders to provide their repurchase requests to the Distributor (the “Repurchase Request Deadline”), and if so, the Repurchase Request Deadline will be set for a time no later than the close of regular trading on the New York Stock Exchange on such date. The Repurchase Pricing Date will occur no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th day is not a business day. Repurchase proceeds will be paid to shareholders no later than seven days after the Repurchase Pricing Date. If shareholders tender for repurchase more than the Repurchase Offer amount for a given Repurchase Offer, the Fund may repurchase an additional amount of shares of up to 2% of the shares outstanding on the Repurchase Request Deadline.
For the year ended August 31, 2009, there were four Repurchase Offers. In the September 2008, December 2008, March 2009 and June 2009 Repurchase Offers, the Fund offered to repurchase 10%, 10%, 15% and 10%, respectively, of its outstanding shares. In the September 2008, December 2008, March 2009 and June 2009 Repurchase Offers, 11%, 12%, 14% and 12%, respectively, of shares outstanding were repurchased. In connection with the September 2008, December 2008 and March 2009 Repurchase Offers, the Fund repurchased an additional 1%, 2% and 2%, respectively, of the shares outstanding on the Repurchase Request Deadline to accommodate the shareholder repurchase requests.
Note 7. Senior Loan Participation Commitments
The Fund invests, under normal conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in adjustable rate senior loans (“Senior Loans”), the interest rates of which float or vary periodically based upon a benchmark indicator of prevailing interest rates to domestic or foreign corporations, partnerships and other entities that operate in a variety of industries or geographic regions (“Borrowers”). If the lead lender in a typical lending syndicate becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership or, if not FDIC insured, enters into bankruptcy, the Fund may incur certain costs and delays in receiving payment or may suffer a loss of principal and/or interest. When the Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, not with the Borrower directly.
As such, the Fund assumes the credit risk of the Borrowers, selling participants or other persons interpositioned between the Fund and the Borrowers. The ability of Borrowers, selling participants or other persons interpositioned between the Fund and the Borrowers to meet their obligations may be affected by a number of factors, including economic developments.
At August 31, 2009, the following sets forth the selling participants with respect to interests in Senior Loans purchased by the Fund on a participation basis.

	Principal
Selling Participant	Amount	Value

Credit Suisse, Cayman Island Branch:
Ginn LA Conduit Lender, Inc. First Lien Tranche A Credit-Linked Deposit	$2,369,328	$189,546
First Lien Tranche B Term Loan	5,078,978	406,318
Harris Global Financing Services:
Bridge Information Systems, Inc. Multidraw Term Loan	461,085	6,916

		$602,780

Note 8. Credit Agreement
On September 12, 2008, the Fund, along with other funds in the Highland Fund Complex, entered into a $75,000,000 credit agreement with The Bank of Nova Scotia (the “Credit Agreement”) to be used for temporary or emergency purposes to facilitate portfolio liquidity. Each of the Funds has access to the facility, but aggregate borrowings may not exceed $75,000,000. Interest is charged to the Funds based on their respective borrowings at a rate equal to the greater of the Prime Rate or .50% over the Federal Funds Effective Rate. In addition, the Fund has agreed to pay commitment fees of .20% on the undrawn amounts, which are included on the Statement of Operations. See “Subsequent Events” section for more information about the Fund’s credit facility.
For the year ended August 31, 2009, the average daily loan balance outstanding for the four days where borrowings existed was $50,000,000 at a weighted average interest rate of 5.00%.
Interest expense of $6,945 was paid for use of the line of credit and is included in the Statement of Operations.
Note 9. Unfunded Loan Commitments
As of August 31, 2009, the Fund had unfunded loan commitments of $5,559,685, which could be extended at the option of the borrower, pursuant to loan agreements with the following borrowers:
Annual Report | 27

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2009	Highland Floating Rate Fund

Unfunded
Loan
Borrower	Commitment
Broadstripe, LLC	$4,713,745
SIRVA Worldwide, Inc.	845,940

$5,559,685

Unfunded loan commitments are marked to market on the relevant day of valuation in accordance with the Fund’s valuation policies. Any applicable unrealized gain/(loss) and unrealized appreciation/(depreciation) on unfunded loan commitments are recorded on the Statement of Assets and Liabilities and the Statement of Operations, respectively. As of August 31, 2009, the Fund recognized net discount and unrealized depreciation on unfunded transactions of $427,373. The net change in unrealized depreciation on unfunded transactions of $239,433 is recorded in the Statement of Operations.
Note 10. Affiliated Issuers and Transactions
Under Section 2(a)(3) of the 1940 Act, a portfolio company is defined as “affiliated” if a Fund owns five percent or more of its voting stock. The Fund held at least five percent of the outstanding voting stock of the following companies during the year ended August 31, 2009:

	Par Value at	Shares at	Market Value
	August 31,	August 31,	August 31,	August 31,
	2009	2009	2008	2009

ComCorp Broadcasting, Inc.* (Senior Loans)	$2,739,956	—	$2,309,752	$1,736,584
Communications Corp. of America (Common Stock)	—	152,363	688,681	—

	$2,739,956	152,363	$2,998,433	$1,736,584

*	Company is a wholly owned subsidiary of Communication Corp. of America.
The Portfolio is permitted to purchase or sell securities from or to certain other affiliated portfolios under specified conditions outlined in the procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to provide assurance that any purchase or sale of securities by the portfolio from or to another portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment adviser), common Trustees and/or common officers complies with Rule 17a-7 under the 1940 act. Further, as defined under the procedures, each transaction is effective at the current market price. For the year ended August 31, 2009, the Portfolio engaged in security transactions with affiliated Portfolios with a cost of purchases totaling $23,562,665, proceeds from sales of $9,714,988 and net realized losses from sales of -$250,536.
Note 11. Indemnification
The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Note 12. Disclosure of Significant Risks and Contingencies
Industry Concentration Risk
The Fund will concentrate its investments in the financial services industry, subjecting it to greater risk than a fund that is more diversified.
Non-Payment Risk
Senior Loans, like other corporate debt obligations, are subject to the risk of non-payment of scheduled interest and/or principal. Non-payment would result in a reduction of income to the Fund, a reduction in the value of the Senior Loan experiencing non-payment and a potential decrease in the NAV of the Fund.
Credit Risk
Investments rated below investment grade are commonly referred to as high-yield, high risk or “junk debt.” They are regarded as predominantly speculative with respect to the issuing company’s continuing ability to meet principal and/or interest payments. Investments in high-yield securities may result in greater NAV fluctuation than if the Fund did not make such investments.
Currency Risk
A portion of the Fund’s assets may be quoted or denominated in non-U.S. currencies. These securities may be adversely affected by fluctuations in relative currency exchange rates and by exchange control regulations. The Fund’s investment performance may be negatively affected by a devaluation of a currency in which the Fund’s investments are quoted or denominated. Further, the Fund’s investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.
Non-U.S. Securities Risk
Investment in securities of non-U.S. issuers may involve special risks compared to investing in securities of U.S. issuers. These risks are more pronounced to the extent that the Fund invests a significant portion of its non-U.S. investments in one region or in the securities of emerging market

28 | Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2009	Highland Floating Rate Fund
issuers. These risks may include: (i) non-U.S. issuers may be subject to less rigorous disclosure, accounting standards and regulatory requirements; (ii) many non-U.S. markets are smaller, less liquid and more volatile and the Adviser may not be able to sell the Fund’s investments at times, in amounts and at prices it considers reasonable; and (iii) the economies of non-U.S. issuers may grow at slower rates than expected or may experience more severe downturns or recessions. Additionally, certain investments in non-U.S. issuers also may be subject to foreign withholding or other taxes on dividends, interest or capital gain.
Forward Currency Contracts Risk
The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of foreign currencies. A forward contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, daily fluctuations in the value of the contract are recorded for financial statement purposes as unrealized gains or losses by the Fund. At the expiration of the contracts, the Fund realizes the gain or loss. Upon entering into such contracts, the Fund bears the risk of exchange rates moving unexpectedly, in which case the Fund may not achieve the anticipated benefits of the forward contracts and may realize a loss. With forwards, there is counterparty credit risk to the Fund because the forwards are not exchange traded and there is no clearinghouse to guarantee the forwards against default.
Derivatives Risk
Derivative transactions in which the Fund may engage for hedging and speculative purposes or to enhance total return, including engaging in transactions such as options, futures, swaps, foreign currency transactions (including forward foreign currency contracts, currency swaps or options on currency and currency futures) and other derivative transactions, involve certain risks and considerations. These risks include the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. The use of derivative transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market value, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. The successful use of derivative transactions depends on the Adviser’s ability to predict correctly the direction and extent of movements in interest rates.
Counterparty Credit Risk
Counterparty credit risk is the potential loss the Fund may incur as a result of the failure of a counterparty or an issuer to make payments according to the terms of a contract. Counterparty credit risk is measured as the loss the Fund would record if its counterparties failed to perform pursuant to the terms of their obligations to the Fund. Because the Fund enters into over-the-counter forwards, options, swaps and other derivative financial instruments, the Fund is exposed to the credit risk of its counterparties. To limit the counterparty credit risk associated with such transactions, the Fund conducts business only with financial institutions judged by the Investment Adviser to present acceptable credit risk.
Note 13: Legal Matters
The Fund is one of numerous defendants (“Lenders”) that have been named in an adversary proceeding pending in the Bankruptcy Court of the Southern District of Florida (the “Court”). The action, entitled In re Tousa Inc., et al., was filed on July 15, 2008, by the Official Committee of Unsecured Creditors of TOUSA, Inc. and its affiliates (the “Plaintiff “), which are home building companies to which the Lenders loaned money through different lending facilities. An amended complaint was filed on October 17, 2008. Plaintiff alleges that monies used to repay the Lenders should be voided as fraudulent and preferential transfers under the bankruptcy laws. More specifically, Plaintiff alleges that subsidiaries of the home building companies were forced to become co-borrowers and guarantors of the monies used to repay the Lenders, and that the subsidiaries did not receive fair consideration or reasonably equivalent value when they transferred the proceeds to repay the Lenders. Plaintiff seeks to void the transfers and other equitable relief. The Fund and other Funds and accounts managed by the Investment Adviser, and the other Lenders are named as defendants in two separate lending capacities; first, as lenders in a credit agreement (the “Credit Lenders”); and second, as lenders in a term loan (the “Term Loan Lenders”). The Fund, as a Term Loan Lender, moved to dismiss the amended complaint. The Court denied the motion to dismiss on December 4, 2008. The Fund and the other Lenders filed a motion for leave to appeal the dismissal, which was denied on February 23, 2009. Plaintiff thereafter filed a Second Amended Complaint and a Third Amended Complaint. The Fund filed two answers to the Third Amended Complaint in its capacity as a Term Loan Lender. The case went to trial, which concluded in August 2009. (See “Subsequent Events” disclosure for more information).
Annual Report | 29

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2009	Highland Floating Rate Fund
Note 14: Subsequent Events
Management has evaluated the impact of all subsequent events on the Fund through October 23, 2009, the date the financial statements were issued, and has determined that there were the following subsequent events:
Effective September 12, 2009, the Credit Agreement matured and has not been renewed.
On July 15, 2008, the Fund was named as one of numerous defendants in an action filed with the Bankruptcy Court of the Southern District of Florida (please refer to Note 13 for more information on this matter). On October 13, 2009, the court ruled for the Plaintiff in the action and ordered the defendants to return the proceeds received from the pay off of the term loan at par on July 31, 2007. The proceeds received by the Fund totaled $4,000,000. Additionally, the court ordered the defendants to pay simple interest on the amount returned at an annual rate of 9%. Inclusive of the interest, the Fund is required to return $4,829,927 to the bankruptcy estate or post a bond if it plans to appeal the ruling, by November 2, 2009. The Bankruptcy Court’s ruling also provides that the Fund and other Lenders may file a proof of claim against the debtors in the ongoing chapter 11 cases. The Fund and other defendants are reviewing their options with regard to filing an appeal to the decision but no conclusions have been finalized as of the date of this report.
30 | Annual Report

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Highland Floating Rate Fund:
In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Highland Floating Rate Fund (the “Fund”) at August 31, 2009, and the results of its operations for the year then ended, the changes in its net assets, the Fund’s cash flows and its financial highlights for each of the periods indicated in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of investments at August 31, 2009 by correspondence with the custodian and the banks with whom the Fund owns assignments and participations in loans, provide a reasonable basis for our opinion.
PricewaterhouseCoopers, LLP
Dallas, Texas
October 23, 2009
Annual Report | 31

ADDITIONAL INFORMATION (unaudited)

August 31, 2009	Highland Floating Rate Fund
Additional Portfolio Information
The Investment Adviser and its affiliates manage other accounts, including registered and private funds and individual accounts. Although investment decisions for the Fund are made independently from those of such other accounts, the Investment Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts that may be the same or different from those made to the Fund, including investments in different levels of the capital structure of a company, such as equity versus senior loans, or that take positions in multiple levels of the capital structure. The Investment Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, this may create situations where a client could be disadvantaged because of the investment activities conducted by the Investment Adviser for other client accounts. When the Fund and one or more of such other accounts is prepared to invest in, or desires to dispose of, the same security, available investments or opportunities for each will be allocated in a manner believed by the Investment Adviser to be equitable to the Fund and such other accounts. The Investment Adviser also may aggregate orders to purchase and sell securities for the Fund and such other accounts. Although the Investment Adviser believes that, over time, the potential benefits of participating in volume transactions and negotiating lower transaction costs should benefit all accounts including the Fund, in some cases these activities may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund.
32 | Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

August 31, 2009	Highland Floating Rate Fund
Trustees and Officers
The Board of Trustees of the Fund provides broad oversight over the operations and affairs of the Fund and protects the interests of shareholders. The Board has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to establish policies regarding the management, conduct and operation of the Fund’s business. The names and ages of the Trustees and officers of the Fund, the year each was first elected or appointed to office, their principal business occupations during the last five years, the number of funds overseen by each Trustee and other directorships they hold are shown below. The business address for each Trustee and officer of the Fund is c/o Highland Capital Management, L.P., Two Galleria Tower, 13455 Noel Road, Suite 800, Dallas, TX 75240.

		Term of	Principal	Number of Portfolios	Other
		Office and	Occupation(s)	in Highland Funds	Directorships/
	Position(s)	Length of	During Past	Complex Overseen	Trusteeships
Name and Age	with Fund	Time Served	Five Years	by Trustee[1]	Held

Independent Trustees

Timothy K. Hui	Trustee	Indefinite	Vice President since February	6	None
(Age 61)		Term;	2008, Dean of Educational
		Trustee	Resources from July 2006 to
		since	January 2008, Assistant Provost
		2004	for Graduate Education from July
2004 to June 2006, and
Assistant Provost for Educational
Resources from July 2001 to
June 2004 at Philadelphia
Biblical University.

Scott F. Kavanaugh	Trustee	Indefinite	Vice-Chairman, President and	6	None
(Age 48)		Term;	Chief Operating Officer at Keller
		Trustee	Financial Group since
		since	September 2007; Chairman and
		2004	Chief Executive Officer at First
Foundation Bank since
September 2007; Private
investor since February 2004;
Sales Representative at Round
Hill Securities from March 2003
to January 2004; Executive at
Provident Funding Mortgage
Corporation from February 2003
to July 2003; Executive Vice
President, Director and Treasurer
at Commercial Capital Bank from
January 2000 to February 2003;
Managing Principal and Chief
Operating Officer at Financial
Institutional Partners Mortgage
Company and Managing
Principal and President of
Financial Institutional Partners,
LLC (an investment banking firm)
from April 1998 to February
2003.
Annual Report | 33

ADDITIONAL INFORMATION (unaudited) (continued)

August 31, 2009	Highland Floating Rate Fund
Trustees and Officers

		Term of	Principal	Number of Portfolios	Other
		Office and	Occupation(s)	in Highland Funds	Directorships/
	Position(s)	Length of	During Past	Complex Overseen	Trusteeships
Name and Age	with Fund	Time Served	Five Years	by Trustee[1]	Held

Independent Trustees

James F. Leary	Trustee	Indefinite	Managing Director, Benefit	6	Board Member
(Age 79)		Term;	Capital Southwest, Inc. (a		of Capstone
		Trustee	financial consulting firm) since		Group of
		since	January 1999.		Funds
		2004			(7 portfolios)

Bryan A. Ward	Trustee	Indefinite	Senior Manager, Accenture,	6	None
(Age 54)		Term;	LLP (a consulting firm) since
		Trustee	January 2002.
since
2004

Interested Trustee

R. Joseph Dougherty[2]	Trustee and	Indefinite	Team Leader of Adviser since	6	None
(Age 39)	Chairman of	Term;	2000, Trustee of the funds in
	the Board,	Trustee	the Highland Fund Complex
	President and	since	since 2004 and President and
	Chief Executive	2004	Chief Executive Officer of the
	Officer		funds in the Highland Fund
Complex since December
2008; Senior Vice President of
Highland Distressed
Opportunities, Inc. from
September 2006 to June 2009;
Senior Vice President of the
funds in the Highland Fund
Complex from 2004 to
December 2008.
34 | Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

August 31, 2009	Highland Floating Rate Fund

Trustees and Officers

Term of
Office and
	Position	Length of
Name and Age	with Fund	Time Served	Principal Occupation(s) During Past Five Years

Officers

R. Joseph Dougherty (Age 39)	Chairman of the Board, President and Chief Executive Officer	Indefinite Term; Chairman of the Board since 2004; President and Chief Executive Officer since December 2008	Team Leader of the Adviser since 2000, Director/Trustee of the funds in the Highland Fund Complex since 2004 and President and Chief Executive Officer of the funds in the Highland Fund Complex since December 2008;Senior Vice President of Highland Distressed Opportunities, Inc. from September 2006 to June 2009; Senior Vice President of the funds in the Highland Fund Complex from 2004 to December 2008.

Brad Borud (Age 37)	Executive Vice President	Indefinite Term; Executive Vice President since December 2008	Senior Trader and Chief Investment Officer — Retail Products of the Adviser since April 2008 and Executive Vice President of the funds in the Highland Fund Complex since December 2008; Senior Trader and Co-Director of Portfolio Management of the Adviser from 2003 to March 2008.

M. Jason Blackburn (Age 33)	Treasurer (Principal Accounting Officer), and Secretary	Indefinite Term; Treasurer and Secretary since 2004	Assistant Controller of the Adviser since November 2001 and Treasurer and Secretary of the funds in the Highland Fund Complex.

Michael Colvin (Age 40)	Chief Compliance Officer	Indefinite Term; Chief Compliance Officer since July 2007	General Counsel and Chief Compliance Officer of the Adviser since June 2007 and Chief Compliance Officer of the funds in the Highland Fund Complex since July 2007; Shareholder in the Corporate and Securities Group at Greenberg Traurig, LLP from January 2007 to June 2007; and Partner from January 2003 to January 2007 in the Private Equity Practice Group at Weil, Gotshal & Manges, LLP.

1	The Highland Fund Complex consists of all the registered investment companies advised by the Investment Adviser as of the date of this report.

2	Mr. Dougherty is deemed to be an “interested person” of the Fund under the 1940 Act because of his position with Highland.
Annual Report | 35

IMPORTANT INFORMATION ABOUT THIS REPORT

Investment Adviser
Highland Capital Management, L.P.
NexBank Tower
13455 Noel Road, Suite 800
Dallas, TX 75240
Transfer Agent
PNC Global Investment Servicing (U.S.)
Inc. 101 Sabin Street
Pawtucket, RI 02860
Underwriter
PFPC Distributors, Inc.
760 Moore Road
King of Prussia, PA 19406
Custodian
PFPC Trust Company
8800 Tinicum Boulevard
Philadelphia, PA 19153
Independent Registered Public
Accounting Firm
PricewaterhouseCoopers LLP
2001 Ross Avenue, Suite 1800
Dallas, TX 75201
Fund Counsel
Ropes & Gray LLP One
International Place
Boston, MA 02110-2624
This report has been prepared for shareholders of Highland Floating Rate Fund.
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-877-665-1287 to request that additional reports be sent to you.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities, and the Fund’s proxy voting record for the most recent 12-month period ended June 30, are available (i) without charge, upon request, by calling 1-877-665-1287 and (ii) on the SEC’s website at http://www.sec.gov.
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and also may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may obtain the Form N-Q by visiting the Fund’s website at www.hcmlp.com
The Statement of Additional Information includes information about Fund Trustees and is available upon request without charge by calling 1-877-665-1287.
36 | Annual Report

Highland Floating Rate Fund	Annual Report, August 31, 2009

www.highlandfunds.com	HLC-FRF-AR-08/09

Item 2. Code of Ethics.
(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	Not applicable.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waiver, including any implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)	The registrant’s code of ethics is filed herewith as Exhibit (a)(1)
Item 3. Audit Committee Financial Expert.
The Registrant’s Board of Trustees (the “Board”) has determined that James Leary, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the “SEC”). Mr. Leary is “independent” as defined by the SEC for purposes of this Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees and Services.
Audit Fees
(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $90,000 for 2008 and $75,000 for 2009.
Audit-Related Fees
(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $7,000 for 2008 and $8,500 for 2009. Services related to agreed-upon procedures, performed on the Fund’s financial statements.
Tax Fees
(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $6,000 for 2008 and $6,750 for 2009. Services related to assistance on the Fund’s tax returns and excise tax calculations.
All Other Fees
(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2008 and $0 for 2009.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee shall:
(a)	have direct responsibility for the appointment, compensation, retention and oversight of the Fund’s independent auditors and, in connection therewith, to review and evaluate matters potentially affecting the independence and capabilities of the auditors; and

(b)	review and pre-approve (including associated fees) all audit and other services to be provided by the independent auditors to the Fund and all non-audit services to be provided by the independent auditors to the Fund’s investment adviser or any entity controlling, controlled by or under common control with the investment adviser (an “Adviser Affiliate”) that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund; and

(c)	establish, to the extent permitted by law and deemed appropriate by the Audit Committee, detailed pre-approval policies and procedures for such services; and

(d)	consider whether the independent auditors’ provision of any non-audit services to the Fund, the Fund’s investment adviser or an Adviser Affiliate not pre-approved by the Audit Committee are compatible with maintaining the independence of the independent auditors.
(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	100%

(c)	100%

(d)	N/A
(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $74,000 for 2008 and $606,000 for 2009.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed registrants.
Not applicable.
Item 6. Investments.
(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
APPENDIX E
HIGHLAND CAPITAL MANAGEMENT, L.P.
PROXY VOTING POLICY

1. Application; General Principles
     1.1 This proxy voting policy (the “Policy”) applies to securities held in Client accounts (including registered investment companies and other pooled investment vehicles) as to which the above-captioned investment adviser (the “Company”) has voting authority, directly or indirectly. Indirect voting authority exists where the Company’s voting authority is implied by a general delegation of investment authority without reservation of proxy voting authority.
     1.2 The Company shall vote proxies in respect of securities owned by or on behalf of a Client in the Client’s best economic interests and without regard to the interests of the Company or any other Client of the Company.
2. Voting; Procedures
     2.1 Monitoring. A member of the settlement group (the “settlement designee”) of the Company shall have responsibility for monitoring portfolios managed by the Company for securities subject to a proxy vote. Upon the receipt of a proxy notice related to a security held in a portfolio managed by the Company, the settlement designee shall forward all relevant information to the portfolio manager(s) with responsibility for the security. The portfolio manager(s) may consult a member of the settlement group as necessary.
     2.2 Voting. Upon receipt of notice from the settlement designee, the portfolio manager(s) of the fund(s) in which the security subject to a proxy vote shall evaluate the subject matter of the proxy and cause the proxy to be voted on behalf of the Client in accordance with the Guidelines set forth below.
     2.3 Guideline. In determining how to vote a particular proxy, the portfolio manager(s) shall consider, among other things, the interests of each Client account as it relates to the subject matter of the proxy, any potential conflict of interest the Company may have in voting the proxy on behalf of the Client and the procedures set forth in this Policy. This Policy is designed to be implemented in a manner reasonably expected to ensure that voting rights are exercised in the best interests of the Company’s clients. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances. In general, the Company reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. Portfolio manager(s) may vote proxies as recommended by the security issuers management on routine matters related to the operation of the issuer and on matters not expected to have a significant impact on the issuer and/or its shareholders, because the Company believes that recommendations by the issuer are generally in shareholders’ best interests, and therefore in the best economic interest of the Company’s clients.
     2.4 Conflicts of Interest. If the portfolio manager(s) determine that the Company may have a potential material conflict of interest (as defined in Section 3 of this Policy) in voting a particular proxy, the portfolio manager(s) shall contact the Company’s compliance department prior to causing the proxy to be voted.
     2.4.1. For a security held by a an investment company, the Company shall disclose the conflict and its reasoning for voting as it did to the Retail Fund’s Board of Trustees at the next regularly scheduled quarterly meeting. In voting proxies for securities held by an investment company, the Company may consider only the interests of the Fund. It is the responsibility of the compliance department to document the basis for the decision and furnish the documentation to the Board of Trustees. The Company may resolve the conflict of interest by following the proxy voting recommendation of a disinterested third party (such as ISS, Glass Lewis, or another institutional proxy research firm).
     2.5 Non-Votes. The Company may determine not to vote proxies in respect of securities of any issuer if it determines it would be in its Client’s overall best interests not to vote. Such determination may apply in respect of all Client holdings of the securities or only certain specified Clients, as the Company deems appropriate under the circumstances. As examples, the portfolio manager(s) may determine: (a) not to recall securities on loan if, in its judgment, the matters being voted upon are not material events affecting the securities and the negative consequences to Clients of disrupting the securities lending program would outweigh the benefits of voting in the particular instance or (b) not to vote certain foreign securities positions if, in its judgment, the expense and administrative inconvenience outweighs the benefits to Clients of voting the securities.
     2.6 Recordkeeping. Following the submission of a proxy vote, the applicable portfolio manager(s) shall submit a report of the vote to a settlement designee of the Company. Records of proxy votes by the Company shall be maintained in accordance with Section 4 of this Policy.
3. Conflicts of Interest
     3.1 Voting the securities of an issuer where the following relationships or circumstances exist are deemed to give rise to a material conflict of interest for purposes of this Policy:
     3.1.1 The issuer is a Client of the Company, or of an affiliate, accounting for more than 5% of the Company’s or affiliate’s annual revenues.
     3.1.2 The issuer is an entity that reasonably could be expected to pay the Company or its affiliates more than $1 million through the end of the Company’s next two full fiscal years.
     3.1.3 The issuer is an entity in which a “Covered Person” (as defined in the Company’s Policies and Procedures Designed to Detect and Prevent Insider Trading and to Comply with Rule 17j-1 of the Investment Company Act of 1940, as amended (the “Code of Ethics”)) has a beneficial interest contrary to the position held by the Company on behalf of Clients.
     3.1.4 The issuer is an entity in which an officer or partner of the Company or a relative1 of any such person is or was an officer, director or employee, or such person or relative otherwise has received more than $150,000 in fees, compensation and other payment from the issuer during the Company’s last three fiscal years; provided, however, that the Compliance Department may deem such a relationship not to be a material conflict of interest if the Company representative serves as an officer or director of the issuer at the direction of the Company for purposes of seeking control over the issuer.
     3.1.5 The matter under consideration could reasonably be expected to result in a material financial benefit to the Company or its affiliates through the end of the Company’s next

[1]	For the purposes of this Policy, “relative” includes the following family members: spouse, minor children or stepchildren or children or stepchildren sharing the person’s home.

two full fiscal years (for example, a vote to increase an investment advisory fee for a Fund advised by the Company or an affiliate).
     3.1.6 Another Client or prospective Client of the Company, directly or indirectly, conditions future engagement of the Company on voting proxies in respect of any Client’s securities on a particular matter in a particular way.
     3.1.7 The Company holds various classes and types of equity and debt securities of the same issuer contemporaneously in different Client portfolios.
     3.1.8 Any other circumstance where the Company’s duty to serve its Clients’ interests, typically referred to as its “duty of loyalty,” could be compromised.
     3.2 Notwithstanding the foregoing, a conflict of interest described in Section 3.1 shall not be considered material for the purposes of this Policy in respect of a specific vote or circumstance if:
     3.2.1 The securities in respect of which the Company has the power to vote account for less than 1% of the issuer’s outstanding voting securities, but only if: (i) such securities do not represent one of the 10 largest holdings of such issuer’s outstanding voting securities and (ii) such securities do not represent more than 2% of the Client’s holdings with the Company.
     3.2.2 The matter to be voted on relates to a restructuring of the terms of existing securities or the issuance of new securities or a similar matter arising out of the holding of securities, other than common equity, in the context of a bankruptcy or threatened bankruptcy of the issuer.
4. Recordkeeping, Retention and Compliance Oversight
     4.1 The Company shall retain records relating to the voting of proxies, including:
     4.1.1 Copies of this Policy and any amendments thereto.
     4.1.2 A copy of each proxy statement that the Company receives regarding Client securities.
     4.1.3 Records of each vote cast by the Company on behalf of Clients.
     4.1.4 A copy of any documents created by the Company that were material to making a decision how to vote or that memorializes the basis for that decision.
     4.1.5 A copy of each written request for information on how the Company voted proxies on behalf of the Client, and a copy of any written response by the Company to any (oral or written) request for information on how the Company voted.
     4.2 These records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the Company’s fiscal year during which the last entry was made in the records, the first two years in an appropriate office of the Company.

     4.3 The Company may rely on proxy statements filed on the SEC’s EDGAR system or on proxy statements and records of votes cast by the Company maintained by a third party, such as a proxy voting service (provided the Company had obtained an undertaking from the third party to provide a copy of the proxy statement or record promptly on request).
     4.4 Records relating to the voting of proxies for securities held by investment company clients will be reported periodically, as requested, to the investment company’s Board of Trustees and, to the SEC on an annual basis pursuant to Form N-PX.
     4.5 Compliance oversees the implementation of this procedure, including oversight over voting and the retention of proxy ballots voted. The CCO may review proxy voting pursuant to the firm’s compliance program.
Adopted by the Company’s Compliance Committee: March 24, 2009, amended June 17, 2009.
Approved by the Highland Funds Board of Trustees for all Funds (except Highland Long/Short Equity Fund): June 5, 2009.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members
The Highland Floating Rate Advantage Fund’s (the “Fund”) portfolio is managed by Brad Borud, Brad Means and Greg Stuecheli.
     Brad Borud. Mr. Borud is a Partner, Senior Trader and Chief Investment Officer—Retail Products at Highland. Prior to his current duties, Mr. Borud served as a Senior Trader and Co-Director of Portfolio Management for Highland from 2003 to 2008, as a Portfolio Manager and Team Leader from 2001 to 2003, as a Portfolio Manager from 1998 to 2001, and as a Portfolio Analyst from 1996 to 1998. As a Portfolio Manager, Mr. Borud covered a wide range of industries, including wireline telecommunications, wireless telecommunications, telecommunication equipment manufacturers, multi-channel video and media. Prior to joining Highland in November 1996, Mr. Borud worked as a Global Finance Analyst in the Corporate Finance Group at Nationsbank from 1995 to 1996 where he was involved in the originating, structuring, modeling and credit analysis of leveraged transactions for large corporate accounts in the Southwest region of the United States. In 1994, Mr. Borud served at Conseco Capital Management as an Analyst Intern in the Fixed Income Research Department, following the transportation and energy sectors. Mr. Borud has a BS in Business Finance from Indiana University.
     Brad Means. Mr. Means is a Senior Portfolio Manager at Highland. Prior to joining Highland in May 2004, Mr. Means was a Managing Director in FTI Consulting’s Corporate Finance group where he worked on corporate turnaround, restructuring and bankruptcy advisory engagements. From 1998 to 2001, he was a Director in PricewaterhouseCoopers LLP’s Chairman’s Office and focused on enterprise strategy, venture capital, business development and divestiture initiatives. Prior to his role in the Chairman’s Office, Mr. Means worked in the Strategic Change Consulting and the Assurance & Business Advisory groups of Price Waterhouse serving clients across a broad range of industries including Automotive, Energy, Financials and Industrials. He holds an MBA from the Stanford

Graduate School of Business and a BSBA in Finance and Accounting from Creighton University. Mr. Means has earned the right to use the Chartered Financial Analyst designation.
     Greg Stuecheli. Mr. Stuecheli is a Senior Portfolio Manager at Highland. Prior to his current duties, Mr. Stuecheli was a Portfolio Manager for Highland covering distressed and special situation credit and equity investments. Prior to joining Highland in June 2002, Mr. Stuecheli served as an analyst for Gryphon Management Partners, LP from 2000 to 2002, where his primary responsibilities included researching long and short investment ideas. In 1999, Mr. Stuecheli was a Summer Associate at Hicks, Muse, Tate & Furst, and from 1995 to 1998, Mr. Stuecheli worked as a chemical engineer at Jacobs Engineering Group and Cytec Industries. Mr. Stuecheli received an MBA from Southern Methodist University and a BS in Chemical Engineering from Rensselaer Polytechnic Institute. He has earned the right to use the Chartered Financial Analyst designation.

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest
Other Accounts Managed by Portfolio Manager(s) or Management Team Member
The following tables provide information about funds and accounts, other than the Fund, for which the Fund’s portfolio managers are primarily responsible for the day-to-day portfolio management as of August 31, 2009.
Brad Borud

Total Number of
			Accounts	Total Assets
	Total		Managed with	Managed with
	Number of	Total Assets	Performance-	Performance-
	Accounts	Managed	Based Advisory	Based Advisory
Type of Accounts	Managed	(millions)	Fee	Fee (millions)
Registered Investment Companies:	5	$2,282	1	$41
Other Pooled Investment Vehicles:	—	—	—	—
Other Accounts:	—	—	—	—
Brad Means

Total Number of
			Accounts	Total Assets
	Total		Managed with	Managed with
	Number of	Total Assets	Performance-	Performance-
	Accounts	Managed	Based Advisory	Based Advisory
Type of Accounts	Managed	(millions)	Fee	Fee (millions)
Registered Investment Companies:	3	$1,362	—	—
Other Pooled Investment Vehicles:	—	—	—	—
Other Accounts:	—	—	—	—

Greg Stuecheli

Total Number of
			Accounts	Total Assets
	Total		Managed with	Managed with
	Number of	Total Assets	Performance-	Performance-
	Accounts	Managed	Based Advisory	Based Advisory
Type of Accounts	Managed	(millions)	Fee	Fee (millions)
Registered Investment Companies:	1	$839	1	$41
Other Pooled Investment Vehicles:	—	—	—	—
Other Accounts:	—	—	—	—
     Because each portfolio manager manages other accounts, including accounts that may pay higher fees, potential conflicts of interest exist, including potential conflicts between the investment strategy of a Fund and the investment strategy of the other accounts managed by the portfolio manager and potential conflicts in the allocation of investment opportunities between a Fund and the other accounts.
Conflicts of Interest.
     Highland and/or its general partner, limited partners, officers, affiliates and employees provide investment advice to other parties and manage other accounts and private investment vehicles similar to the Fund. In connection with such other investment management activities, the Adviser and/or its general partner, limited partners, officers, affiliates and employees may decide to invest the funds of one or more other accounts or recommend the investment of funds by other parties, rather than the Fund’s monies, in a particular security or strategy. In addition, the Adviser and such other persons will determine the allocation of funds from the Fund and such other accounts to investment strategies and techniques on whatever basis they consider appropriate or desirable in their sole and absolute discretion.
     The Adviser has built a professional working environment, a firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. The Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, the Adviser furnishes advisory services to numerous clients in addition to the Fund, and the Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts that are hedge funds or have performance or higher fees paid to the Adviser or in which portfolio managers have a personal interest in the receipt of such fees) that may be the same as or different from those made to the Fund. In addition, the Adviser, its affiliates and any of their partners, directors, officers, stockholders or employees may or may not have an interest in the securities whose purchase and sale the Adviser recommends to the Fund. Actions with respect to securities of the same kind may be the same as or different from the action that the Adviser, or any of its affiliates, or any of their partners, directors, officers, stockholders or employees or any member of their families may take with respect to the same securities. Moreover, the Adviser may refrain from rendering any advice or services concerning securities of companies of which any of the Adviser’s (or its affiliates’) partners, directors, officers or employees are directors or officers, or companies as to which the Adviser or any of its affiliates or partners, directors, officers and employees of any of them has any substantial economic interest or possesses material non-public information. In addition to its various policies and procedures designed to address these issues, the Adviser includes disclosure regarding these matters to its clients in both its Form ADV and investment advisory agreements.
     The Adviser, its affiliates or their partners, directors, officers and employees similarly serve or may serve other entities that operate in the same or related lines of business. Accordingly, these individuals may have obligations to investors in those entities or funds or to other clients, the fulfillment of which might not be in the best interests of the Fund. As a result, the Adviser will face conflicts in the allocation of investment opportunities to the Fund and other funds and clients. In order to enable such affiliates to fulfill their fiduciary duties to each of the clients for which they have responsibility, the Adviser will endeavor to allocate investment opportunities in a fair and equitable manner which may, subject to applicable regulatory constraints, involve pro rata co-investment by the Fund and such other clients or may involve a rotation of opportunities among the Fund and such other clients.
     While the Adviser does not believe there will be frequent conflicts of interest, if any, the Adviser and its affiliates have both subjective and objective procedures and policies in place designed to manage the potential conflicts of interest between the Adviser’s fiduciary obligations to the Fund and their similar fiduciary obligations to other clients so that, for example, investment opportunities are allocated in a fair and equitable manner among the Fund and such other clients. An investment opportunity that is suitable for multiple clients of the Adviser and its affiliates may not be capable of being shared among some or all of such clients due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. There can be no assurance that the Adviser’s or its affiliates’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to the Fund. Not all conflicts of interest can be expected to be resolved in favor of the Fund.

(a)(3)	Compensation Structure of Portfolio Manager(s) or Management Team Members
     Highland’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors, including the pre-tax relative performance of a portfolio manager’s underlying account, the pre-tax combined performance of the portfolio managers’ underlying accounts, and the pre-tax relative performance of the portfolio managers’ underlying accounts measured against other employees. The principal components of compensation include a base salary, a discretionary bonus, various retirement benefits and one or more of the incentive compensation programs established by Highland, such as its “Short-Term Incentive Plan” and its “Long-Term Incentive Plan,” described below.
     Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with Highland, which may include the amount of assets supervised and other management roles within Highland. Base compensation is determined by taking into account current industry norms and market data to ensure that Highland pays a competitive base compensation.
     Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus paid to recognize specific business contributions and to ensure that the total level of compensation is competitive with the market, as well as participation in incentive plans, including one or more of the following:

Short-Term Incentive Plan. The purpose of this plan is to attract and retain the highest quality employees for positions of substantial responsibility, and to provide additional incentives to a select group of management or highly-compensated employees of Highland in order to promote the success of Highland.
Long Term Incentive Plan. The purpose of this plan is to create positive morale and teamwork, to attract and retain key talent and to encourage the achievement of common goals. This plan seeks to reward participating employees based on the increased value of Highland.
     Because each person’s compensation is based on his or her individual performance, Highland does not have a typical percentage split among base salary, bonus and other compensation. Senior portfolio managers who perform additional management functions may receive additional compensation in these other capacities. Compensation is structured such that key professionals benefit from remaining with Highland.

(a)(4)	Disclosure of Securities Ownership
The following table sets forth the dollar range of equity securities of the Fund beneficially owned by each portfolio manager as of August 31, 2009.

Dollar Range of Equity Securities
Name of Portfolio Manager	Beneficially Owned by Portfolio Manager

Brad Borud	None

Brad Means	None

Greg Stuecheli	None
(b) Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors.
Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Highland Floating Rate Fund
By (Signature and Title)*	/s/ R. Joseph Dougherty
R. Joseph Dougherty, Chief Executive Officer and President
(principal executive officer)

Date 10/30/09
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ R. Joseph Dougherty
R. Joseph Dougherty, Chief Executive Officer and President
(principal executive officer)

Date 10/30/09

By (Signature and Title)*	/s/ M. Jason Blackburn
M. Jason Blackburn, Chief Financial Officer, Treasurer and
Secretary (principal financial officer)

Date 10/30/09

*	Print the name and title of each signing officer under his or her signature.